United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 7/31

Date of reporting period: 7/31/17

Item 1 - Reports to Shareholders

ANNUAL REPORT July 31, 2017

Janus Henderson Emerging Markets Fund (formerly named Henderson Emerging Markets Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Fund

Janus Henderson Emerging Markets Fund (unaudited)

FUND SNAPSHOT

A Fund that aims to achieve a long-term return in excess of the return that is typically achieved from emerging equity markets. The investment team is comprised of bottom-up investors seeking to create high-conviction portfolios of reasonably valued, high-quality companies.

Michael Cahoon co-portfolio manager	Glen Finegan co-portfolio manager

PERFORMANCE

The Janus Henderson Emerging Markets Fund’s I shares returned 13.15% over the 1-year period. The Fund’s benchmark, the MSCI Emerging Markets Index (Net) returned 24.84% over the same period.

INVESTMENT ENVIRONMENT

Emerging market equities advanced strongly during the reporting period and the Fund produced strong absolute gains. The Chinese, Indian and Taiwanese markets were particularly strong during this period, while Russia and Brazil were notable laggards.

PERFORMANCE DISCUSSION

The Fund produced a strong absolute return but underperformed the MSCI Emerging Markets Index (Net) over the period. The performance is in keeping with our investment philosophy and process and our quality bias. This results in a return profile that is likely to lag the broader index during periods of euphoria, and to outperform during periods of risk aversion. We look to add value through long term cycles and have an absolute return mindset that focusses on the preservation of capital.

The Fund’s position in Fuyao Glass was a strong contributor to the positive return. The Chinese auto-glass manufacturer has built dominant domestic market share in providing various types of automobile glass to Chinese passenger vehicle manufacturers. The company is now taking market share internationally. This is evidenced by the recent opening of a $450 million manufacturing and design facility in Ohio to support the needs of General Motors and Hyundai. We believe prospects for future growth look relatively secure as Fuyao has the opportunity to increase its international market share.

Chilean companies Antofagasta, a copper miner, and Quiñenco, a family-controlled conglomerate, also contributed to the positive return. Both companies are controlled by the Luksic family, who share the long-term time horizon in managing their businesses as the Fund’s management team does when investing. It’s important for us to find those companies that can capture the long-term demographic opportunities while avoiding some of the risks inherent in investing in emerging market countries, such as taking on too much debt in order to deliver on promised growth to the market. Antofagasta, for example, has shown its long-term approach in the last decade by maintaining a net cash balance sheet during the commodities boom rather than levering up like peers to make acquisitions and this allowed them in more recent times to buy assets from distressed competitors at discount prices due in the subsequent downturn.

Brazilian holdings Duratex and Mahle-Metal Leve all detracted from performance after a significant fall in the Brazilian stock market due to accusations of corruption being leveled at President Michel Temer. In Brazil we invest exclusively in private sector businesses whose operations are not reliant on government contracts. Most of these also have some export or overseas revenues in addition to their domestic ones. We remain confident in their long-term opportunity and believe the valuations are attractive.

Newcrest Mining also detracted. The Australia-listed gold miner operates in countries such as Papua New Guinea and Indonesia in addition to Australia. We believe the company has a strong management team, a low cost of production and long reserve lives.

OUTLOOK

Enthusiasm for the emerging markets equity opportunity continues to increase, resulting in strong flows into the asset class. While positive in the near term, this does increase our level of overall caution. In our view, it is important to not compromise on quality, to maintain a long-term approach and to apply a strict valuation discipline.

With a long-term perspective, however, we are positive about the prospects that emerging markets offer equity

Janus Investment Fund	1

Janus Henderson Emerging Markets Fund (unaudited)

investors. This is due to the opportunity they present to gain exposure to the structural trend of rising living standards in some parts of the developing world.

Thank you for your investment in the Janus Henderson Emerging Markets Fund.

2	JULY 31, 2017

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

July 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Standard Bank Group Ltd	1.10%	Mahle-Metal Leve SA	-0.87%
	Fuyao Glass Industry Group Co Ltd	1.09%	Duratex SA	-0.45%
	Housing Development Finance Corp Ltd	0.99%	Newcrest Mining Ltd	-0.33%
	Antofagasta PLC	0.96%	XL Axiata Tbk PT	-0.25%
	Quinenco SA	0.87%	Axiata Group Bhd	-0.20%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI Emerging Markets Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.73%	7.20%	5.86%
	Health Care	0.72%	2.26%	2.39%
	Energy	0.28%	0.84%	7.54%
	Telecommunication Services	0.08%	4.17%	5.83%
	Real Estate	-0.05%	0.01%	0.01%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI Emerging Markets Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Information Technology	-5.61%	7.19%	24.31%
	Consumer Staples	-2.70%	29.69%	7.28%
	Materials	-1.73%	9.76%	6.84%
	Other**	-1.34%	5.52%	0.00%
	Consumer Discretionary	-1.31%	8.76%	10.48%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

July 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Tiger Brands Ltd
Food Products	4.2%
Standard Bank Group Ltd
Banks	3.5%
Uni-President Enterprises Corp
Food Products	3.4%
Heineken Holding NV
Beverages	3.3%
Newcrest Mining Ltd
Metals & Mining	3.2%
17.6%

Asset Allocation - (% of Net Assets)
Common Stocks	91.0%
Investment Companies	7.3%
Preferred Stocks	1.0%
Other	0.7%
100.0%

Emerging markets comprised 78.1% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of July 31, 2017	As of July 31, 2016

4	JULY 31, 2017

Janus Henderson Emerging Markets Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended July 31, 2017				per the June 5, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	12.80%	5.37%	0.80%	2.04%	1.42%
Class A Shares at MOP	6.26%	4.12%	-0.10%
Class C Shares at NAV	12.03%	4.58%	0.05%	2.81%	2.18%
Class C Shares at CDSC	11.03%	4.58%	0.05%
Class D Shares(1)	12.62%	5.31%	0.76%	1.83%	1.21%
Class I Shares	13.15%	5.62%	1.06%	1.73%	1.12%
Class N Shares	13.17%	5.43%	0.85%	1.82%	1.21%
Class S Shares	12.15%	4.97%	0.43%	2.16%	1.54%
Class T Shares	12.53%	5.23%	0.68%	1.91%	1.29%
MSCI Emerging Markets Index (Net)	24.84%	4.76%	1.33%
MSCI Emerging Markets Index (Gross)	25.30%	5.14%	1.69%
Morningstar Quartile - Class I Shares	4th	2nd	3rd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	773/842	194/556	258/426

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through June 12, 2018.

The expense ratios shown are estimated.

Janus Investment Fund	5

Janus Henderson Emerging Markets Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Emerging Markets Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 31, 2010. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI Emerging Markets Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI Emerging Markets Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The predecessor Fund’s inception date – December 31, 2010

(1) Closed to certain new investors.

6	JULY 31, 2017

Janus Henderson Emerging Markets Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period (2/1/17 - 7/31/17)*	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period (2/1/17 - 7/31/17)†	Net Annualized Expense Ratio (2/1/17 - 7/31/17)
Class A Shares	$1,000.00	$1,128.50	$7.71	$1,000.00	$1,017.55	$7.30	1.46%
Class C Shares	$1,000.00	$1,124.70	$11.54	$1,000.00	$1,013.93	$10.94	2.19%
Class D Shares	$1,000.00	$1,018.90	$2.08	$1,000.00	$1,018.25	$6.61	1.32%
Class I Shares	$1,000.00	$1,130.20	$6.29	$1,000.00	$1,018.89	$5.96	1.19%
Class N Shares	$1,000.00	$1,130.20	$6.39	$1,000.00	$1,018.79	$6.06	1.21%
Class S Shares	$1,000.00	$1,017.90	$2.51	$1,000.00	$1,016.91	$7.95	1.59%
Class T Shares	$1,000.00	$1,018.90	$2.18	$1,000.00	$1,017.95	$6.90	1.38%
*

Actual Expenses Paid During Period for Class D Shares, Class S Shares and Class T Shares reflect only the inception period for the Fund (June 5, 2017 to July 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 57/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – 91.0%
Auto Components – 2.1%
Fuyao Glass Industry Group Co Ltd	.637,600	$2,175,510
Mahle-Metal Leve SA	362,516	1,977,740
		4,153,250
Automobiles – 0.3%
Astra International Tbk PT	1,108,400	663,476
Banks – 12.2%
Banco Bradesco SA	490,203	4,740,248
City Union Bank Ltd	378,578	1,040,802
Commercial International Bank Egypt SAE (GDR)	473,498	2,187,561
Guaranty Trust Bank PLC	512,000	63,472
Guaranty Trust Bank PLC (GDR)	292,422	1,605,397
IDFC Bank Ltd	1,029,817	954,441
Itau Unibanco Holding SA (ADR)	98,879	1,177,649
Kasikornbank PCL	306,100	1,821,750
Komercni banka as	61,262	2,643,981
Moneta Money Bank AS	131,335	473,595
Standard Bank Group Ltd	545,067	6,776,965
Turkiye Garanti Bankasi AS	136,386	408,638
		23,894,499
Beverages – 6.3%
Cia Cervecerias Unidas SA (ADR)	197,189	5,247,199
Fomento Economico Mexicano SAB de CV	56,835	574,046
Heineken Holding NV	66,501	6,534,307
		12,355,552
Capital Markets – 0.6%
Aditya Birla Capital Ltd*	454,938	1,098,299
Chemicals – 0.8%
African Oxygen Ltd	1,158,239	1,654,414
Construction Materials – 2.8%
Grasim Industries Ltd	324,956	5,421,844
Containers & Packaging – 1.8%
Greatview Aseptic Packaging Co Ltd	2,679,000	1,543,479
Nampak Ltd*	1,408,111	2,042,337
		3,585,816
Diversified Financial Services – 0.5%
FirstRand Ltd	156,195	615,116
IDFC Ltd	366,785	335,936
		951,052
Electric Utilities – 1.2%
Tata Power Co Ltd	1,920,634	2,455,250
Electronic Equipment, Instruments & Components – 3.4%
Chroma ATE Inc	429,000	1,356,965
Delta Electronics Inc	443,465	2,357,450
Delta Electronics Thailand PCL	1,112,400	2,967,492
		6,681,907
Food & Staples Retailing – 1.5%
Shoprite Holdings Ltd	195,029	2,986,889
Food Products – 15.6%
Century Pacific Food Inc	3,392,100	1,241,193
China Mengniu Dairy Co Ltd*	675,800	1,316,887
Gruma SAB de CV	25,435	351,368
Grupo Herdez SAB de CV	1,534,097	3,463,000
Pioneer Foods Group Ltd	31,229	332,336
Standard Foods Corp	1,476,001	3,930,527
Tiger Brands Ltd	268,634	8,149,573
Uni-President China Holdings Ltd	4,483,000	3,483,959
Uni-President Enterprises Corp	3,457,280	6,618,667
Universal Robina Corp	523,470	1,670,539
		30,558,049

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – (continued)
Gas Utilities – 1.0%
China Resources Gas Group Ltd	.496,000	$1,879,702
Household Products – 2.2%
PZ Cussons PLC	886,062	4,239,548
Independent Power and Renewable Electricity Producers – 0.9%
Engie Brasil Energia SA	165,051	1,852,781
Industrial Conglomerates – 4.2%
LG Corp	58,674	3,953,547
Quinenco SA	1,496,925	4,241,572
Yazicilar Holding AS	8,174	58,787
		8,253,906
Information Technology Services – 3.6%
Cognizant Technology Solutions Corp	28,411	1,969,450
Infosys Ltd	125,000	1,970,535
Tata Consultancy Services Ltd	79,426	3,085,411
		7,025,396
Insurance – 0.7%
Samsung Fire & Marine Insurance Co Ltd	5,515	1,439,124
Leisure Products – 1.6%
Merida Industry Co Ltd	646,000	3,091,779
Machinery – 1.8%
WEG SA	586,218	3,561,041
Marine – 0.7%
Cia Sud Americana de Vapores SA*	26,595,865	1,236,074
Grindrod Ltd*	146,469	137,697
		1,373,771
Metals & Mining – 4.0%
Antofagasta PLC	130,276	1,625,786
Newcrest Mining Ltd	389,761	6,296,976
		7,922,762
Multiline Retail – 0.2%
Woolworths Holdings Ltd/South Africa	77,319	369,900
Oil, Gas & Consumable Fuels – 1.0%
Cairn Energy PLC*	582,080	1,379,871
International Petroleum Ltd*	955,965	0
Ultrapar Participacoes SA (ADR)	22,188	525,190
		1,905,061
Paper & Forest Products – 2.3%
Duratex SA	1,762,924	4,478,129
Personal Products – 4.8%
LG Household & Health Care Ltd	3,963	3,509,681
Natura Cosmeticos SA	205,676	1,652,453
Unilever PLC	76,351	4,352,684
		9,514,818
Pharmaceuticals – 1.6%
Dr Reddy's Laboratories Ltd	23,033	855,753
Genomma Lab Internacional SAB de CV*	750,766	965,473
Mega Lifesciences PCL	1,663,200	1,399,790
		3,221,016
Technology Hardware, Storage & Peripherals – 0.7%
Asustek Computer Inc	157,000	1,461,215
Textiles, Apparel & Luxury Goods – 1.3%
Stella International Holdings Ltd	906,000	1,549,709
Yue Yuen Industrial Holdings Ltd	232,300	959,168
		2,508,877
Thrifts & Mortgage Finance – 3.1%
Housing Development Finance Corp Ltd	219,147	6,112,850
Water Utilities – 2.6%
Inversiones Aguas Metropolitanas SA	2,283,857	3,964,175

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – (continued)
Water Utilities – (continued)
Manila Water Co Inc	.1,692,500	$1,073,538
		5,037,713
Wireless Telecommunication Services – 3.6%
Empresa Nacional de Telecomunicaciones SA	200,362	2,250,040
Idea Cellular Ltd	2,185,834	3,150,368
MTN Group Ltd	46,459	418,031
XL Axiata Tbk PT*	4,799,575	1,210,431
		7,028,870
Total Common Stocks (cost $163,425,116)		178,738,556
Preferred Stocks – 1.0%
Beverages – 1.0%
Embotelladora Andina SA (cost $1,723,139)	493,907	2,014,923
Investment Companies – 7.3%
Exchange-Traded Funds (ETFs) – 0.5%
iShares Core MSCI Emerging Markets	9,206	485,985
Vanguard FTSE Emerging Markets	11,356	488,422
		974,407
Money Markets – 6.8%
Fidelity Investments Money Market Treasury Portfolio, 0.9400%ºº	13,247,816	13,247,816
Total Investment Companies (cost $14,179,906)		14,222,223
Total Investments (total cost $179,328,161) – 99.3%		194,975,702
Cash, Receivables and Other Assets, net of Liabilities – 0.7%		1,435,475
Net Assets – 100%		$196,411,177

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Schedule of Investments

July 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
India	$26,481,489	13.6%
South Africa	23,483,258	12.0
Brazil	19,965,231	10.2
Chile	18,953,983	9.7
Taiwan	18,816,603	9.7
United States	16,191,673	8.3
China	11,949,246	6.1
United Kingdom	11,597,889	6.0
South Korea	8,902,352	4.6
Netherlands	6,534,307	3.4
Australia	6,296,976	3.2
Thailand	6,189,032	3.2
Mexico	5,353,887	2.7
Philippines	3,985,270	2.0
Czech Republic	3,117,576	1.6
Egypt	2,187,561	1.1
Indonesia	1,873,907	1.0
Nigeria	1,668,869	0.9
Hong Kong	959,168	0.5
Turkey	467,425	0.2

Total	$194,975,702	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of July 31, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of July 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Capital Markets	$-	$1,098,299	$-
All Other	177,640,257	-	-
Preferred Stocks	-	2,014,923	-
Investment Companies	14,222,223	-	-
Total Assets	$191,862,480	$3,113,222	$-

12	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities

July 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$179,328,161
Investments, at value	194,975,702
Cash denominated in foreign currency(1)	302,044
Non-interested Trustees' deferred compensation	3,480
Receivables:
Fund shares sold	1,597,030
Dividends	1,268,139
Investments sold	93,733
Foreign tax reclaims	1,445
Other assets	49,514
Total Assets	198,291,087
Liabilities:
Payables:	—
Investments purchased	1,310,475
Foreign tax liability	236,353
Advisory fees	159,949
Fund shares repurchased	115,823
Professional fees	16,494
Transfer agent fees and expenses	14,625
12b-1 Distribution and shareholder servicing fees	10,304
Non-interested Trustees' deferred compensation fees	3,480
Fund administration fees	1,754
Non-interested Trustees' fees and expenses	878
Accrued expenses and other payables	9,775
Total Liabilities	1,879,910
Net Assets	$196,411,177

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities

July 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$179,784,342
Undistributed net investment income/(loss)	912,164
Undistributed net realized gain/(loss) from investments and foreign currency transactions	302,141
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	15,412,530
Total Net Assets	$196,411,177
Net Assets - Class A Shares	$15,123,619
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,484,453
Net Asset Value Per Share(3)	$10.19
Maximum Offering Price Per Share(4)	$10.81
Net Assets - Class C Shares	$8,529,880
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	868,065
Net Asset Value Per Share(3)	$9.83
Net Assets - Class D Shares	$16,526,690
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,614,186
Net Asset Value Per Share	$10.24
Net Assets - Class I Shares	$107,512,667
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,502,766
Net Asset Value Per Share	$10.24
Net Assets - Class N Shares	$40,785,327
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,984,374
Net Asset Value Per Share	$10.24
Net Assets - Class S Shares	$304,076
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,713
Net Asset Value Per Share	$10.23
Net Assets - Class T Shares	$7,628,918
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	745,213
Net Asset Value Per Share	$10.24

(1) Includes cost of $302,044.

(2) Includes $236,353 of foreign capital gains tax on investments.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Statement of Operations

For the year ended July 31, 2017(1)

Investment Income:
Dividends	$3,071,982
Other income	15,997
Foreign tax withheld	(238,158)
Total Investment Income	2,849,821
Expenses:
Advisory fees	908,346
12b-1Distribution and shareholder servicing fees:
Class A Shares	31,316
Class C Shares	62,188
Class S Shares	104
Transfer agent administrative fees and expenses:
Class D Shares	2,757
Class S Shares	104
Class T Shares	2,352
Transfer agent networking and omnibus fees:
Class A Shares	8,944
Class C Shares	5,425
Class I Shares	31,970
Other transfer agent fees and expenses:
Class A Shares	1,909
Class C Shares	1,081
Class D Shares	407
Class I Shares	6,187
Class N Shares	613
Class T Shares	11
Custodian fees	164,065
Registration fees	62,548
Professional fees	34,667
Fund administration fees	17,945
Shareholder reports expense	6,402
Non-interested Trustees’ fees and expenses	2,453
Other expenses	69,147
Total Expenses	1,420,941
Less: Excess Expense Reimbursement	(167,388)
Net Expenses	1,253,553
Net Investment Income/(Loss)	1,596,268
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	6,353,838
Total Net Realized Gain/(Loss) on Investments	6,353,838
Change in Unrealized Net Appreciation/Depreciation:(2)
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	5,444,904
Total Change in Unrealized Net Appreciation/Depreciation	5,444,904
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,395,010

(1) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Includes change in unrealized appreciation/depreciation of $(210,027) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Fund

Statements of Changes in Net Assets

	Year ended July 31, 2017(1)	Year ended July 31, 2016(2)(3)

Operations:
Net investment income/(loss)	$1,596,268	$442,831
Net realized gain/(loss) on investments	6,353,838	(3,549,865)
Change in unrealized net appreciation/depreciation	5,444,904	5,533,805
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,395,010	2,426,771
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(84,478)	(14,840)
Class C Shares	(10,078)	—
Class I Shares	(467,218)	(113,662)
Class N Shares	(18,614)	(1,528)
Net Decrease from Dividends and Distributions to Shareholders	(580,388)	(130,030)
Capital Share Transactions: (Note 9)
Class A Shares	6,952,439	(1,657,413)
Class C Shares	4,245,080	388,634
Class D Shares	16,083,829	N/A
Class I Shares	62,540,753	21,914,202
Class N Shares	38,887,654	280,587
Class S Shares	296,026	N/A
Class T Shares	7,394,663	N/A
Net Increase/(Decrease) from Capital Share Transactions	136,400,444	20,926,010
Net Increase/(Decrease) in Net Assets	149,215,066	23,222,751
Net Assets:
Beginning of period	47,196,111	23,973,360
End of period	$196,411,177	$47,196,111

Undistributed Net Investment Income/(Loss)	$912,164	$230,917

(1) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

See Notes to Financial Statements.

16	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended July 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$9.10	$8.60	$9.82		$8.49	$7.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.13	0.02		0.02	0.01
Net realized and unrealized gain/(loss)	1.05	0.39	(1.24)		1.31	0.56
Total from Investment Operations	1.15	0.52	(1.22)		1.33	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.02)	—		—	(0.05)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.06)	(0.02)	—		—	(0.05)
Net Asset Value, End of Period	$10.19	$9.10	$8.60		$9.82	$8.49
Total Return*	12.80%	6.07%	(12.42)%		15.67%	7.16%
Net Assets, End of Period (in thousands)	$15,124	$6,510	$8,272		$8,656	$8,930
Average Net Assets for the Period (in thousands)	$12,523	$5,958	$8,108		$10,236	$8,756
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	2.36%(2)	2.13%		1.97%	2.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.79%	1.79%		1.79%	1.79%
Ratio of Net Investment Income/(Loss)	1.05%	1.64%	0.21%		0.26%	0.09%
Portfolio Turnover Rate	32%	86%	148%		97%	126%
				1

Class C Shares
For a share outstanding during each year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.79	$8.35	$9.61	$8.37	$7.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.06	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain/(loss)	1.02	0.38	(1.20)	1.28	0.55
Total from Investment Operations	1.05	0.44	(1.26)	1.24	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	—	—	(0.02)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.01)	—	—	—	(0.02)
Net Asset Value, End of Period	$9.83	$8.79	$8.35	$9.61	$8.37
Total Return*	12.03%	5.27%	(13.11)%	14.81%	6.33%
Net Assets, End of Period (in thousands)	$8,530	$3,553	$3,049	$4,036	$3,169
Average Net Assets for the Period (in thousands)	$6,219	$3,028	$3,471	$3,584	$3,046
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.53%	3.16%(2)	2.90%	2.74%	2.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.29%	2.54%	2.54%	2.54%	2.54%
Ratio of Net Investment Income/(Loss)	0.37%	0.70%	(0.62)%	(0.42)%	(0.60)%
Portfolio Turnover Rate	32%	86%	148%	97%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.12
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.24
Total Return*	1.89%
Net Assets, End of Period (in thousands)	$16,527
Average Net Assets for the Period (in thousands)	$14,711
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%
Ratio of Net Investment Income/(Loss)	4.63%
Portfolio Turnover Rate	32%

Class I Shares
For a share outstanding during each year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.13	$8.63	$9.86	$8.49	$7.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.13	0.03	0.05	0.03
Net realized and unrealized gain/(loss)	1.03	0.42	(1.25)	1.32	0.56
Total from Investment Operations	1.18	0.55	(1.22)	1.37	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.05)	(0.01)	—	(0.08)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.07)	(0.05)	(0.01)	—	(0.08)
Net Asset Value, End of Period	$10.24	$9.13	$8.63	$9.86	$8.49
Total Return*	13.15%	6.41%	(12.34)%	16.14%	7.39%
Net Assets, End of Period (in thousands)	$107,513	$36,815	$12,652	$16,057	$10,773
Average Net Assets for the Period (in thousands)	$62,396	$21,242	$15,071	$13,724	$12,112
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	2.09%(3)	1.85%	1.66%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.54%	1.54%	1.54%	1.54%
Ratio of Net Investment Income/(Loss)	1.63%	1.52%	0.37%	0.56%	0.34%
Portfolio Turnover Rate	32%	86%	148%	97%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

18	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$9.13	$8.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.06
Net realized and unrealized gain/(loss)	0.79	1.06
Total from Investment Operations	1.19	1.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.05)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.08)	(0.05)
Net Asset Value, End of Period	$10.24	$9.13
Total Return*	13.17%	13.92%
Net Assets, End of Period (in thousands)	$40,785	$318
Average Net Assets for the Period (in thousands)	$6,417	$282
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	2.17%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.54%
Ratio of Net Investment Income/(Loss)	4.20%	1.07%
Portfolio Turnover Rate	32%	86%

Class S Shares
For a share outstanding during the period ended July 31	2017(4)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.23
Total Return*	1.79%
Net Assets, End of Period (in thousands)	$304
Average Net Assets for the Period (in thousands)	$266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.59%
Ratio of Net Investment Income/(Loss)	4.51%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.24
Total Return*	1.89%
Net Assets, End of Period (in thousands)	$7,629
Average Net Assets for the Period (in thousands)	$6,024
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%
Ratio of Net Investment Income/(Loss)	5.01%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Fund (formerly named Henderson Emerging Markets Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Emerging Markets Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The shareholders of the Predecessor Fund received shares of the Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Share Class Prior to Reorganization	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Share Class Issued by the Fund	New Shares Issued by the Fund
Class A	1,581,022	1.00	Class A	1,581,022
Class C	769,739	1.00	Class C	769,739
Class I	7,258,826	1.00	Class I	7,258,826
Class R6	252,664	1.00	Class N	252,664

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on June 2, 2017, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$-	$91,345,442	$91,345,442
Accumulated Net Investment Income	$-	$(11,982)	$(11,982)
Accumulated Net Realized Gain	$-	$(4,226,353)	$(4,226,353)
Net Unrealized Appreciation	$-	$11,318,487	$11,318,487
Net Assets	$-	$98,425,595	$98,425,595
Cost of Investments	$-	$79,993,969	$79,993,969

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

Janus Investment Fund	21

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect

22	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the Annual.

Financial assets of $564,816 were transferred out of Level 1 to Level 2 due to differences from the Predecessor Fund’s valuation classification procedures to the Fund’s valuation classification procedures.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S.

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies,

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Next $1 Billion	0.90
Above $2 Billion	0.85

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Next $1 Billion	0.90
Above $2 Billion	0.85

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 1.03% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least June 12, 2018. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.79%, 2.54%, 1.54%, and 1.54% for Class A, Class C, Class I, and Class R6, respectively.

Effective after December 1, 2016 through the period of the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.45%, 2.20%, 1.20%, and 1.20% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, an annual fee of 1.00% of the average daily net assets attributable to Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-

28	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $317,382 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended July 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of July 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended July 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended July 31, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

In December 2015, the Predecessor Fund’s custodian, State Street Bank and Trust Company (SSB), announced that it had identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed “out-of-pocket” (OOP) costs, during and 18-year period from 1998 until early November 2015. The issue was the result of an inaccurate billing rate that was not subsequently reviewed or adjusted. Over time, as volumes increased or costs decreased, the gap between the amount SSB charged as a pass-through expense to clients and the actual cost grew. As OOP charges are not subject to a clear fee schedule, clients largely had no ability to identify the issue. The amount of the differences in what was and what should have been charged, plus interest, was paid back to clients in July 2016 as a reimbursement. The Predecessor Fund’s Trust commenced operations in 2001 and all Predecessor Funds were impacted by this matter. SSB reimbursed the Predecessor Fund directly, which was recognized as a change in accounting estimate and was reflected as an offset to the July 31, 2016 annual period custody expense and resulted in a decrease in gross expenses incurred. Pursuant to the expense limitations, certain sub-scale funds experienced investment advisor fee waivers during the July 31, 2016 annual period. Accordingly, the reduction in the July 31, 2016 annual period custody expense was offset by a reduction in the July 31, 2016 annual period expense waivers, thereby resulting in no net expense or net asset impact. To the extent there were no July 31, 2016 annual period expense waivers, the reduction in the July 31, 2016 annual period custody expense resulted in lower net expenses and a positive net asset impact. The reduction to the July 31, 2016 custody expense was $21,569. The reduction to the July 31, 2016 waiver/reimbursement was $21,569. The net investment income and net asset impact for July 31, 2016 was $0.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended July 31, 2017, Janus Distributors retained upfront sales charges of $4,725.

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended July 31, 2017, redeeming shareholders of Class A Shares paid CDSCs of $6,711 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended July 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $1,028.

As of July 31, 2017, shares of the Fund were owned by affiliates of Janus Capital Group Inc., and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-*	-
Class I Shares	-	-
Class N Shares	96	20
Class S Shares	58	-
Class T Shares	1	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation, tax equalization and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,154,486	$ 2,862,531	$ -	$ -	$ -	$ (239,925)	$ 12,849,743

During the year ended July 31, 2017, capital loss carryovers of $2,325,263 were utilized by the Fund.

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 182,125,959	$14,367,741	$ (1,517,998)	$ 12,849,743

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended July 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 580,388	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 130,030	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 993,103	$ (334,633)	$ (658,470)

Capital has been adjusted by $528,130, including $395,308 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended July 31, 2017(1)		Year ended July 31, 2016(2)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,349,928	$12,375,842	347,785	$ 2,908,545
Shares From the Acquisition (See Note 9)	22,865	226,503	-	-
Reinvested dividends and distributions	9,892	83,492	1,847	14,627
Shares repurchased	(613,754)	(5,733,398)	(596,193)	(4,580,585)
Net Increase/(Decrease)	768,931	$ 6,952,439	(246,561)	$ (1,657,413)
Class C Shares:
Shares sold	564,103	$ 5,046,774	212,291	$ 1,713,106
Shares From the Acquisition (See Note 9)	77,696	743,077	-	-
Reinvested dividends and distributions	1,220	9,982	-	-
Shares repurchased	(179,049)	(1,554,753)	(173,381)	(1,324,472)
Net Increase/(Decrease)	463,970	$ 4,245,080	38,910	$ 388,634
Class D Shares:
Shares sold	110,645	$ 1,108,790	-	$ -
Shares From the Acquisition (See Note 9)	1,700,070	16,920,629	-	-
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(196,529)	(1,945,590)	-	-
Net Increase/(Decrease)	1,614,186	$16,083,829	N/A	N/A
Class I Shares:
Shares sold	5,506,010	$51,403,368	4,969,448	$41,225,273
Shares From the Acquisition (See Note 9)	6,679,880	66,459,467	-	-
Reinvested dividends and distributions	55,118	466,847	14,327	113,613
Shares repurchased	(5,770,345)	(55,788,929)	(2,417,003)	(19,424,684)
Net Increase/(Decrease)	6,470,663	$62,540,753	2,566,772	$21,914,202
Class N Shares:
Shares sold	4,092,279	$40,314,636	35,207	$ 283,500
Reinvested dividends and distributions	2,194	18,584	192	1,522
Shares repurchased	(144,953)	(1,445,566)	(545)	(4,435)
Net Increase/(Decrease)	3,949,520	$38,887,654	34,854	$ 280,587
Class S Shares:
Shares sold	5,106	$ 51,160	-	$ -
Shares From the Acquisition (See Note 9)	24,693	245,748	-	-
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(86)	(882)	-	-
Net Increase/(Decrease)	29,713	$ 296,026	N/A	N/A
Class T Shares:
Shares sold	235,648	$ 2,323,881	-	$ -
Shares From the Acquisition (See Note 9)	532,647	5,301,013	-	-
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(23,082)	(230,231)	-	-
Net Increase/(Decrease)	745,213	$ 7,394,663	N/A	N/A
(1)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.
(2)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

32	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$136,723,785	$ 27,922,666	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

9. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of Janus Emerging Markets Fund (“Target Fund”) with and into Janus Henderson Emerging Markets Fund (the “Merger”), effective at the close of business on June 9, 2017. The Merger was based in part on Janus Capital’s belief that shareholders of Janus Henderson Emerging Markets Fund and Janus Emerging Markets Fund may benefit from being shareholders of a combined fund with greater asset size, creating the potential for broader asset growth and a more stable asset base.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
$9,701,649	$89,896,437	$9,037,851	$98,049,769	$187,946,206	$5,790,132

Assuming the Merger had been completed on 8/1/2016, the pro forma results of operations for the year ended 7/31/2017, are as follows:

Net investment income $1,933,931

Net gain/(loss) on investments $15,209,520

Change in unrealized net appreciation/depreciation $8,914,356

Janus Investment Fund	33

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Net increase/(decrease) in net assets resulting from operations $26,057,806

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on June 9, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to July 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Emerging Markets Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of July 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado

September 12, 2017

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

36	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

Janus Investment Fund	37

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

38	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

Janus Investment Fund	39

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	55

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was July 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Emerging Markets Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson Emerging Markets Fund into Janus Henderson Emerging Markets Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson Emerging Markets Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
8,552,937.074	4,276,737.576	22,555.067	12,873.000	0.000	4,312,165.643

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
50.003	0.264	0.151	0.000	50.417	99.178	0.523	0.299	0.000	100.000

[1] Shareholders of Henderson Global Funds series portfolios.

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Janus Henderson Emerging Markets Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended July 31, 2017:

Capital Gain Distributions	$395,308
Foreign Taxes Paid	$238,158
Foreign Source Income	$3,012,923
Qualified Dividend Income Percentage	100%

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Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	69

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

70	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Investment Fund	71

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

72	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	73

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski** 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
** Susan K. Wold replaced David R. Kowalski as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer effective September 1, 2017.

74	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Notes

NotesPage1

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Janus Henderson Emerging Markets Fund

Notes

NotesPage2

76	JULY 31, 2017

Janus Henderson Emerging Markets Fund

Notes

NotesPage3

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93079 09-17

ANNUAL REPORT July 31, 2017

Janus Henderson European Focus Fund (formerly named Henderson European Focus Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson European Focus Fund

Janus Henderson European Focus Fund (unaudited)

FUND SNAPSHOT

A regional equity fund that seeks to achieve long-term capital appreciation primarily through investment in European companies. The Fund’s manager follows a “growth at a reasonable price” philosophy, with a focus on opportunities which seek to maximize absolute returns irrespective of style.

Stephen Peak portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson European Focus Fund’s I shares returned 9.44% over the 1-year period. The Fund’s benchmark, the MSCI Europe Index (Net), returned 19.71% over the same period.

INVESTMENT ENVIRONMENT

European equities performed strongly over the period, outperforming their U.S. counterparts. Enthusiasm for European companies returned as we began to see growth momentum emerge at both the corporate and macroeconomic levels. This was also aided by a more benign than forecast political environment with market-friendly election results in the Netherlands, France and, to a lesser extent, the UK.

PERFORMANCE DISCUSSION

The Fund underperformed the benchmark over the period. European equities were dominated by trends, first by the rotation into previously challenged areas such as banks, materials and industrials in the second half of 2016 and the strength of strong franchise, consistently growing stocks in the first half of 2017. The Fund hasn’t participated as much as we would have liked in these trends; prior to these big moves we did not find the potential upside compelling enough at those valuations and have favored more contrarian areas of the market.

The Fund’s position in British bank Barclays performed well. In our view the management team has done a decent job of executing their strategy of selling down their non-core businesses.

Bayer, the diversified agribusiness and health care company, also contributed. The Fund took a position on weakness when the company announced it planned to acquire Monsanto. We view this deal as transformative and also shrewd with the agricultural cycle looking to have found a bottom. Investors have questioned whether this deal will clear regulatory hurdles. However with similar competitor transactions receiving approval we believe that the deal will be cleared by the relevant regulatory authorities.

The Fund had good performance from its holding in Dufry. Dufry is an airport retailing business and owns well-known brands such as Hudson News and World Duty Free. The company has grown well through acquisitions over a number of years and has established a market-leading position. The company has a high-quality management team, is well positioned to take advantage of air travel growth and the valuation, in our view, remains undemanding.

Teva Pharmaceutical was the Fund’s worst-performing holding. Generic drug manufacturers are facing a tougher environment and the company has faced a variety of company-specific issues over the period. We significantly reduced the position as we moved through the year.

Our position in BT Group, a UK telecoms company, detracted after the company announced a write-down on its Italian business. The stock has been weak for around 18 months now with the market focusing on regulatory pressure and a tougher demand environment for their government contracts-focused business. This provided the Fund with an entry point early in 2017. We view that regulatory pressure as set to ease and view the company as well positioned to take advantage of demand for fibre.

BNN Technology detracted despite limited news flow. The UK-listed company provides platform and content services in China, most notably to the Xinhua app. The company is seeking to list on the Nasdaq and with increased recognition we believe the company’s strength of growth opportunity in China should be reflected in the share price.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of the derivatives used by the Fund.

Janus Investment Fund	1

Janus Henderson European Focus Fund (unaudited)

OUTLOOK

It has been a strong year thus far for European equities with investors embracing the long-awaited recovery in earnings growth and the economies as a whole. While we share in that optimism we do believe that the market may have been over-exuberant in places. In our view, the market has designated baskets of companies as winners and losers and we feel that engaging in this apparent bifurcation of the market is quite dangerous. Instead, we see more opportunities in stocks with “issues” or with question marks over their heads.

There’s been a fair amount of debate this year in the market about tapering from the European Central Bank (ECB). While no one can be certain of when they will decide to “taper” we think that the messaging or wording surrounding that decision will be important. Tapering is a good sign but the “tantrum” seen when the Federal Reserve began to taper is a concern. We appear to be coming to the end of the era of “free money” which has been great for asset owners and passive investors alike; we think that an environment where the ECB is normalizing monetary policy is a good one for active investors. This kind of environment could force a more rational assessment of companies rather than the situation we find ourselves in where companies are being put in the disrupter vs. the disrupted buckets, with the former enjoying seemingly ever higher multiples.

Thank you for your investment in the Janus Henderson European Focus Fund.

2	JULY 31, 2017

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

July 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Dufry AG	1.34%	Teva Pharmaceutical Industries Ltd (ADR)	-3.92%
	Bayer AG	1.20%	Nokia OYJ	-1.06%
	NH Hotel Group SA	1.15%	BT Group PLC	-0.54%
	Lundin Petroleum AB	1.05%	BNN Technology PLC	-0.41%
	Barclays PLC	1.04%	Royal Mail PLC	-0.36%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI Europe Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	1.44%	1.97%	14.48%
	Utilities	0.48%	0.10%	3.78%
	Energy	0.02%	7.77%	6.89%
	Other**	-0.29%	1.96%	0.00%
	Materials	-0.74%	0.01%	8.02%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI Europe Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Health Care	-4.06%	18.07%	13.15%
	Financials	-2.73%	12.27%	21.31%
	Information Technology	-1.52%	9.85%	4.41%
	Industrials	-1.40%	3.84%	12.39%
	Consumer Discretionary	-0.96%	38.61%	11.35%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

July 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Bayer AG
Pharmaceuticals	5.8%
Pandora A/S
Textiles, Apparel & Luxury Goods	5.3%
Shire PLC
Biotechnology	5.0%
Continental AG
Auto Components	4.9%
BT Group PLC
Diversified Telecommunication Services	4.7%
25.7%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Investment Companies	1.7%
Other	(0.6)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of July 31, 2017	As of July 31, 2016

4	JULY 31, 2017

Janus Henderson European Focus Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended July 31, 2017					per the June 5, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	9.15%	10.24%	4.13%	13.50%	1.27%
Class A Shares at MOP	2.88%	8.94%	3.51%	13.08%
Class C Shares at NAV	8.32%	9.38%	3.33%	12.65%	2.06%
Class C Shares at CDSC	7.32%	9.38%	3.33%	12.65%
Class D Shares(1)	9.11%	10.23%	4.12%	13.50%	1.10%
Class I Shares	9.44%	10.52%	4.13%	13.50%	1.03%
Class N Shares	9.36%	10.24%	4.13%	13.50%	1.04%
Class S Shares	8.92%	10.13%	4.07%	13.47%	1.45%
Class T Shares	9.15%	10.24%	4.13%	13.50%	1.20%
MSCI Europe Index (Net)	19.71%	9.21%	1.13%	5.77%
MSCI Europe Index (Gross)	20.40%	9.83%	1.74%	6.34%
Morningstar Quartile - Class A Shares	4th	2nd	1st	1st
Morningstar Ranking - based on total returns for Europe Stock Funds	131/140	27/99	5/82	7/78

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratios shown are estimated.

Janus Investment Fund	5

Janus Henderson European Focus Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson European Focus Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

6	JULY 31, 2017

Janus Henderson European Focus Fund (unaudited)

Performance

Effective June 5, 2017, the Fund’s performance is compared to the MSCI Europe Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI Europe Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The predecessor Fund’s inception date – August 31, 2001

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson European Focus Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period (2/1/17 - 7/31/17)*	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period (2/1/17 - 7/31/17)†	Net Annualized Expense Ratio (2/1/17 - 7/31/17)
Class A Shares	$1,000.00	$1,128.30	$6.81	$1,000.00	$1,018.40	$6.46	1.29%
Class C Shares	$1,000.00	$1,124.10	$10.95	$1,000.00	$1,014.48	$10.39	2.08%
Class D Shares	$1,000.00	$1,020.30	$1.70	$1,000.00	$1,019.44	$5.41	1.08%
Class I Shares	$1,000.00	$1,129.80	$5.49	$1,000.00	$1,019.64	$5.21	1.04%
Class N Shares	$1,000.00	$1,129.20	$5.81	$1,000.00	$1,019.34	$5.51	1.10%
Class S Shares	$1,000.00	$1,020.00	$2.29	$1,000.00	$1,017.60	$7.25	1.45%
Class T Shares	$1,000.00	$1,020.60	$1.91	$1,000.00	$1,018.79	$6.06	1.21%
*

Actual Expenses Paid During Period for Class D Shares, Class S Shares and Class T Shares reflect only the inception period for the Fund (June 5, 2017 to July 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 57/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JULY 31, 2017

Janus Henderson European Focus Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – 98.9%
Air Freight & Logistics – 2.3%
Royal Mail PLC	.7,500,000	$39,882,460
Auto Components – 4.9%
Continental AG	375,000	84,560,434
Automobiles – 5.8%
Bayerische Motoren Werke AG	250,000	22,996,295
Renault SA	875,000	78,881,642
		101,877,937
Banks – 5.8%
Alpha Bank AE*	5,000,000	12,014,536
Barclays PLC	11,000,000	29,457,548
Intesa Sanpaolo SpA	8,000,000	27,575,431
National Bank of Greece SA*	30,000,000	12,144,743
Sberbank of Russia PJSC (ADR)	1,750,000	20,387,500
		101,579,758
Biotechnology – 5.0%
Shire PLC	1,550,000	87,126,669
Capital Markets – 2.2%
Amundi SA	500,000	38,647,743
Commercial Services & Supplies – 2.8%
Intrum Justitia AB	1,500,000	48,839,111
Communications Equipment – 0.9%
Nokia OYJ	2,500,000	15,920,740
Diversified Telecommunication Services – 7.3%
BT Group PLC	20,000,000	82,713,313
Telenor ASA	2,200,000	44,025,189
		126,738,502
Energy Equipment & Services – 1.1%
John Wood Group PLC	2,400,000	19,328,795
Food & Staples Retailing – 0.4%
Koninklijke Ahold Delhaize NV	300,000	6,141,618
Hotels, Restaurants & Leisure – 11.6%
Accor SA	400,000	18,588,795
BNN Technology PLC*	11,756,231	9,150,146
Carnival Corp	60,000	4,006,800
Merlin Entertainments PLC	8,000,000	49,527,729
NH Hotel Group SA	8,100,000	53,980,185
Parques Reunidos Servicios Centrales SAU	2,600,000	49,780,424
TUI AG	1,100,000	17,282,729
		202,316,808
Independent Power and Renewable Electricity Producers – 0.1%
Mytrah Energy Ltd*	4,350,000	1,707,199
Insurance – 4.5%
Aviva PLC	3,000,000	21,331,328
Saga PLC	20,800,000	57,265,610
		78,596,938
Internet Software & Services – 1.8%
Just Eat PLC*	1,800,000	14,734,051
XLMedia PLC	10,000,000	16,951,612
		31,685,663
Media – 2.1%
Informa PLC	4,000,000	36,699,910
Metals & Mining – 0%
Duke Royalty Ltd	1,500,000	831,091
Multiline Retail – 4.0%
Marks & Spencer Group PLC	7,000,000	29,753,047
Next PLC	750,000	39,081,051
		68,834,098
Oil, Gas & Consumable Fuels – 9.0%
Africa Energy Corp*	13,752,083	1,985,701

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson European Focus Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Africa Oil Corp*,¤	.11,300,000	$17,626,062
Africa Oil Corp*	2,810,500	4,351,247
African Petroleum Corp Ltd*	7,543,000	3,502,570
Cairn Energy PLC*	6,500,000	15,408,817
Diversified Gas & Oil PLC	6,946,547	6,208,492
International Petroleum Corp/Sweden*,£	5,500,000	19,079,714
Kosmos Energy Ltd*	5,300,000	34,980,000
Lekoil Ltd*	8,280,000	1,884,201
Lundin Petroleum AB*	1,700,000	38,690,933
Nostrum Oil & Gas PLC*	460,000	2,457,654
Providence Resources PLC*	23,300,000	4,917,946
Savannah Petroleum PLC*	12,515,000	5,716,478
		156,809,815
Pharmaceuticals – 10.7%
Bayer AG	800,000	101,466,602
Merck KGaA	300,000	32,971,911
Novo Nordisk A/S	1,200,000	51,217,066
		185,655,579
Semiconductor & Semiconductor Equipment – 2.6%
ASML Holding NV	300,000	45,507,274
Software – 2.0%
Micro Focus International PLC	1,200,417	35,361,342
Specialty Retail – 4.8%
Dufry AG*	190,000	30,287,576
Hennes & Mauritz AB	900,000	23,471,765
Kingfisher PLC	7,500,000	29,127,751
		82,887,092
Textiles, Apparel & Luxury Goods – 7.2%
Coats Group PLC	32,250,000	33,737,336
Pandora A/S	800,000	92,079,917
		125,817,253
Total Common Stocks (cost $1,620,774,704)		1,723,353,829
Investment Companies – 1.7%
Money Markets – 1.7%
Fidelity Investments Money Market Treasury Portfolio, 0.9400%ºº (cost $29,994,088)	29,994,088	29,994,088
Total Investments (total cost $1,650,768,792) – 100.6%		1,753,347,917
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(9,788,862)
Net Assets – 100%		$1,743,559,055

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JULY 31, 2017

Janus Henderson European Focus Fund

Schedule of Investments

July 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$682,637,529	38.9%
Germany	241,995,242	13.8
Denmark	143,296,983	8.2
France	136,118,180	7.8
Sweden	111,001,809	6.3
Spain	103,760,609	5.9
United States	68,980,888	3.9
Netherlands	51,648,892	2.9
Norway	44,025,189	2.5
Canada	43,042,724	2.5
Switzerland	30,287,576	1.7
Italy	27,575,431	1.6
Greece	24,159,279	1.4
Russia	20,387,500	1.2
Finland	15,920,740	0.9
Ireland	4,917,946	0.3
Nigeria	1,884,201	0.1
India	1,707,199	0.1

Total	$1,753,347,917	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson European Focus Fund

Notes to Schedule of Investments and Other Information

MSCI Europe IndexSM	MSCI Europe IndexSM reflects the equity market performance of developed markets in Europe.

ADR	American Depositary Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company

*	Non-income producing security.

¤	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of July 31, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended July 31, 2017. Unless otherwise indicated, all information in the table is for the year ended July 31, 2017.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 7/31/16	Purchases	Sales	at 7/31/17	Gain/(Loss)	Income	at 7/31/17

International Petroleum Corp/Sweden
—	5,500,000	—	5,500,000	$—	$—	$19,079,714

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of July 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Oil, Gas & Consumable Fuels	$151,093,337	$-	$5,716,478
All Other	1,566,544,014	-	-
Investment Companies	29,994,088	-	-
Total Assets	$1,747,631,439	$-	$5,716,478

12	JULY 31, 2017

Janus Henderson European Focus Fund

Statement of Assets and Liabilities

July 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$1,650,768,792
Unaffiliated investments, at value	1,734,268,203
Affiliated investments, at value	19,079,714
Cash denominated in foreign currency(1)	2,119
Non-interested Trustees' deferred compensation	31,144
Receivables:
Investments sold	4,303,262
Foreign tax reclaims	3,414,313
Dividends	1,602,003
Fund shares sold	1,488,362
Other assets	81,532
Total Assets	1,764,270,652
Liabilities:
Payables:	—
Investments purchased	13,244,749
Fund shares repurchased	5,157,799
Advisory fees	1,356,039
Transfer agent fees and expenses	328,507
12b-1 Distribution and shareholder servicing fees	216,668
Professional fees	66,909
Non-interested Trustees' deferred compensation fees	31,144
Fund administration fees	18,738
Custodian fees	13,513
Non-interested Trustees' fees and expenses	12,264
Accrued expenses and other payables	265,267
Total Liabilities	20,711,597
Net Assets	$1,743,559,055

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson European Focus Fund

Statement of Assets and Liabilities

July 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,084,479,224
Undistributed net investment income/(loss)	22,940,348
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(466,465,309)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	102,604,792
Total Net Assets	$1,743,559,055
Net Assets - Class A Shares	$274,588,465
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,024,506
Net Asset Value Per Share(2)	$34.22
Maximum Offering Price Per Share(3)	$36.31
Net Assets - Class C Shares	$188,119,787
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,883,022
Net Asset Value Per Share(2)	$31.98
Net Assets - Class D Shares	$2,585,179
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	75,576
Net Asset Value Per Share	$34.21
Net Assets - Class I Shares	$1,277,021,239
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,418,633
Net Asset Value Per Share	$34.13
Net Assets - Class N Shares	$210,373
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,170
Net Asset Value Per Share	$34.10
Net Assets - Class S Shares	$50,750
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,484
Net Asset Value Per Share	$34.20
Net Assets - Class T Shares	$983,262
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,735
Net Asset Value Per Share	$34.22

(1) Includes cost of $2,119. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JULY 31, 2017

Janus Henderson European Focus Fund

Statement of Operations

For the year ended July 31, 2017(1)

Investment Income:
Dividends	$53,493,057
Securities lending income, net	192,396
Other income	65,682
Foreign tax withheld	(4,485,082)
Total Investment Income	49,266,053
Expenses:
Advisory fees	18,387,545
12b-1Distribution and shareholder servicing fees:
Class A Shares	954,382
Class C Shares	2,197,052
Class S Shares	19
Transfer agent administrative fees and expenses:
Class D Shares	439
Class S Shares	19
Class T Shares	25
Transfer agent networking and omnibus fees:
Class A Shares	238,704
Class C Shares	213,202
Class I Shares	949,243
Other transfer agent fees and expenses:
Class A Shares	75,642
Class C Shares	37,077
Class D Shares	7
Class I Shares	179,598
Class N Shares	1,068
Fund administration fees	449,295
Custodian fees	373,974
Shareholder reports expense	280,835
Professional fees	120,679
Registration fees	103,486
Non-interested Trustees’ fees and expenses	77,989
Other expenses	254,639
Total Expenses	24,894,919
Less: Excess Expense Reimbursement	(640)
Net Expenses	24,894,279
Net Investment Income/(Loss)	24,371,774
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(183,898,128)
Total Net Realized Gain/(Loss) on Investments	(183,898,128)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	276,271,924
Total Change in Unrealized Net Appreciation/Depreciation	276,271,924
Net Increase/(Decrease) in Net Assets Resulting from Operations	$116,745,570

(1) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson European Focus Fund

Statements of Changes in Net Assets

	Year ended July 31, 2017(1)	Year ended July 31, 2016(2)(3)

Operations:
Net investment income/(loss)	$24,371,774	$55,061,279
Net realized gain/(loss) on investments	(183,898,128)	(194,161,310)
Change in unrealized net appreciation/depreciation	276,271,924	(359,295,525)
Net Increase/(Decrease) in Net Assets Resulting from Operations	116,745,570	(498,395,556)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(9,900,205)	(6,569,247)
Class C Shares	(3,893,328)	(456,492)
Class I Shares	(41,518,851)	(21,619,784)
Class N Shares	(40,779)	(13,049)
Net Decrease from Dividends and Distributions to Shareholders	(55,353,163)	(28,658,572)
Capital Share Transactions:
Class A Shares	(296,792,133)	(214,278,626)
Class B Shares(4)	N/A	(4,795,318)
Class C Shares	(107,599,355)	(27,165,240)
Class D Shares	2,533,122	N/A
Class I Shares	(639,332,130)	(138,019,201)
Class N Shares	(1,245,160)	1,509,390
Class S Shares	50,010	N/A
Class T Shares	977,983	N/A
Net Increase/(Decrease) from Capital Share Transactions	(1,041,407,663)	(382,748,995)
Net Increase/(Decrease) in Net Assets	(980,015,256)	(909,803,123)
Net Assets:
Beginning of period	2,723,574,311	3,633,377,434
End of period	$1,743,559,055	$2,723,574,311

Undistributed Net Investment Income/(Loss)	$22,940,348	$55,019,705

(1) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

(4) Class B Shares terminated November 4, 2015.

See Notes to Financial Statements.

16	JULY 31, 2017

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended July 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$32.17	$36.91	$35.42		$29.23	$22.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.44	0.35		0.66	0.26
Net realized and unrealized gain/(loss)	2.50	(4.94)	1.67		5.60	6.90
Total from Investment Operations	2.84	(4.50)	2.02		6.26	7.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.79)	(0.24)	(0.53)		(0.07)	(0.37)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.79)	(0.24)	(0.53)		(0.07)	(0.37)
Net Asset Value, End of Period	$34.22	$32.17	$36.91		$35.42	$29.23
Total Return*	9.15%	(12.22)%	5.86%		21.43%	32.13%
Net Assets, End of Period (in thousands)	$274,588	$560,452	$905,598		$750,572	$317,547
Average Net Assets for the Period (in thousands)	$381,753	$810,537	$669,133		$686,867	$271,299
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.28%	1.30%		1.37%	1.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.28%	1.30%		1.37%	1.50%
Ratio of Net Investment Income/(Loss)	1.06%	1.35%	0.99%		1.88%	1.01%
Portfolio Turnover Rate	57%	62%	75%		90%	115%
				1

Class C Shares
For a share outstanding during each year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.06	$34.57	$33.35	$27.67	$21.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.22	0.04	0.32	0.05
Net realized and unrealized gain/(loss)	2.32	(4.69)	1.59	5.36	6.54
Total from Investment Operations	2.43	(4.47)	1.63	5.68	6.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.04)	(0.41)	—	(0.17)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.51)	(0.04)	(0.41)	—	(0.17)
Net Asset Value, End of Period	$31.98	$30.06	$34.57	$33.35	$27.67
Total Return*	8.32%	(12.94)%	5.02%	20.53%	31.10%
Net Assets, End of Period (in thousands)	$188,120	$287,339	$365,135	$266,900	$104,206
Average Net Assets for the Period (in thousands)	$219,705	$328,767	$287,767	$197,376	$95,310
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.11%	2.07%	2.09%	2.14%	2.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.11%	2.07%	2.09%	2.14%	2.27%
Ratio of Net Investment Income/(Loss)	0.36%	0.71%	0.12%	0.98%	0.22%
Portfolio Turnover Rate	57%	62%	75%	90%	115%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.21
Total Return*	2.03%
Net Assets, End of Period (in thousands)	$2,585
Average Net Assets for the Period (in thousands)	$2,342
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%
Ratio of Net Investment Income/(Loss)	2.11%
Portfolio Turnover Rate	57%

Class I Shares
For a share outstanding during each year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.18	$36.90	$35.48	$29.25	$22.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44	0.60	0.42	0.74	0.40
Net realized and unrealized gain/(loss)	2.47	(5.02)	1.67	5.61	6.85
Total from Investment Operations	2.91	(4.42)	2.09	6.35	7.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.96)	(0.30)	(0.67)	(0.12)	(0.46)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.96)	(0.30)	(0.67)	(0.12)	(0.46)
Net Asset Value, End of Period	$34.13	$32.18	$36.90	$35.48	$29.25
Total Return*	9.44%	(12.01)%	6.10%	21.73%	32.54%
Net Assets, End of Period (in thousands)	$1,277,021	$1,874,371	$2,357,546	$1,400,298	$266,517
Average Net Assets for the Period (in thousands)	$1,414,519	$2,276,749	$1,653,249	$804,994	$185,048
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.04%	1.07%	1.11%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.04%	1.07%	1.11%	1.20%
Ratio of Net Investment Income/(Loss)	1.38%	1.83%	1.19%	2.09%	1.55%
Portfolio Turnover Rate	57%	62%	75%	90%	115%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JULY 31, 2017

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$32.18	$34.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.57
Net realized and unrealized gain/(loss)	2.47	(2.46)
Total from Investment Operations	2.89	(1.89)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.97)	(0.30)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.97)	(0.30)
Net Asset Value, End of Period	$34.10	$32.18
Total Return*	9.36%	(5.54)%
Net Assets, End of Period (in thousands)	$210	$1,413
Average Net Assets for the Period (in thousands)	$1,074	$1,393
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.05%
Ratio of Net Investment Income/(Loss)	1.34%	2.68%
Portfolio Turnover Rate	57%	62%

Class S Shares
For a share outstanding during the period ended July 31	2017(3)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.20
Total Return*	2.00%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%
Ratio of Net Investment Income/(Loss)	1.67%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05
Net realized and unrealized gain/(loss)	0.64
Total from Investment Operations	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.22
Total Return*	2.06%
Net Assets, End of Period (in thousands)	$983
Average Net Assets for the Period (in thousands)	$63
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%
Ratio of Net Investment Income/(Loss)	1.60%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JULY 31, 2017

Janus Henderson European Focus Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson European Focus Fund (formerly named Henderson European Focus Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson European Focus Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The shareholders of the Predecessor Fund received shares of the Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Share Class Prior to Reorganization	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Share Class Issued by the Fund	New Shares Issued by the Fund
Class A	9,127,798	1.00	Class A	9,127,798
Class C	6,204,815	1.00	Class C	6,204,815
Class I	37,896,839	1.00	Class I	37,896,839
Class R6	36,918	1.00	Class N	36,918

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on June 2, 2017, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$-	$2,144,394,101	$2,144,394,101
Accumulated Net Investment Income	$-	$18,615,042	$18,615,042
Accumulated Net Realized Gain	$-	$(448,596,071)	$(448,596,071)
Net Unrealized Appreciation	$-	$62,947,522	$62,947,522
Net Assets	$-	$1,777,360,595	$1,777,360,595
Cost of Investments	$-	$1,668,957,494	$1,668,957,494

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

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Notes to Financial Statements

Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

As of November 4, 2015, outstanding Class B shares of the Predecessor Fund were terminated. All outstanding Class B shares as of that date were converted into Class A shares within the Predecessor Fund.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60

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Notes to Financial Statements

days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of July 31, 2017.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $4,720,448 were transferred out of Level 1 to Level 3 since the current market for the securities with quoted prices are not considered active.

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Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax

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Notes to Financial Statements

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended July 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

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Notes to Financial Statements

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

During the year ended July 31, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $200,025,017.

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Notes to Financial Statements

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended July 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$5,925,883	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$3,196,129	(a)

(a)	Amounts relate to forward currency contracts.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" section of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and

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Notes to Financial Statements

asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Prior to the Reorganization, State Street Bank and Trust Company (SSB) acted as the securities lending agent. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely

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Notes to Financial Statements

manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee. Prior to the Reorganization, cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, a 1940 Act registered open-end mutual fund used exclusively for SSB securities lending clients.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	1.00
Next $1 Billion	0.90
Next $1 Billion	0.85
Above $2.5 Billion	0.80

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $500 Million	1.00
Next $1 Billion	0.90
Next $1 Billion	0.85
Above $2.5 Billion	0.80

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.96% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses

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Janus Henderson European Focus Fund

Notes to Financial Statements

as a result of investing in other funds, as a percentage of average daily net assets was 2.00%, 2.75%, 1.75%, and 1.75% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors LLC (“Janus Distributors”), a wholly-owned

30	JULY 31, 2017

Janus Henderson European Focus Fund

Notes to Financial Statements

subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A, Class B (until termination on November 4, 2015), and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, and annual fee of 1.00% of the average daily net assets attributable to Class B (until termination on November 4, 2015) and Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $317,382 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended July 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of July 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended July 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time.

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Notes to Financial Statements

Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended July 31, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

In December 2015, the Predecessor Fund’s custodian, State Street Bank and Trust Company (SSB), announced that it had identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed “out-of-pocket” (OOP) costs, during and 18-year period from 1998 until early November 2015. The issue was the result of an inaccurate billing rate that was not subsequently reviewed or adjusted. Over time, as volumes increased or costs decreased, the gap between the amount SSB charged as a pass-through expense to clients and the actual cost grew. As OOP charges are not subject to a clear fee schedule, clients largely had no ability to identify the issue. The amount of the differences in what was and what should have been charged, plus interest, was paid back to clients in July 2016 as a reimbursement. The Predecessor Fund’s Trust commenced operations in 2001 and all Predecessor Funds were impacted by this matter. SSB reimbursed the Predecessor Fund directly, which was recognized as a change in accounting estimate and was reflected as an offset to the July 31, 2016 annual period custody expense and resulted in a decrease in gross expenses incurred. Pursuant to the expense limitations, certain sub-scale funds experienced investment advisor fee waivers during the July 31, 2016 annual period. Accordingly, the reduction in the July 31, 2016 annual period custody expense was offset by a reduction in the July 31, 2016 annual period expense waivers, thereby resulting in no net expense or net asset impact. To the extent there were no July 31, 2016 annual period expense waivers, the reduction in the July 31, 2016 annual period custody expense resulted in lower net expenses and a positive net asset impact. The reduction to the July 31, 2016 custody expense was $76,506. The reduction to the July 31, 2016 waiver/reimbursement was $0. The net investment income and net asset impact for July 31, 2016 was $76,506.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended July 31, 2017 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended July 31, 2017, Janus Distributors retained upfront sales charges of $42,400.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended July 31, 2017, redeeming shareholders of Class A Shares paid CDSCs of $7,062 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended July 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $36,484.

32	JULY 31, 2017

Janus Henderson European Focus Fund

Notes to Financial Statements

As of July 31, 2017, shares of the Fund were owned by affiliates of Janus Capital Group Inc., and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	2	-
Class I Shares	-	-
Class N Shares	29	-
Class S Shares	100	-
Class T Shares	5	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 25,642,369	$ -	$(454,710,289)	$ -	$ -	$ (17,803)	$ 88,165,554

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended July 31, 2017
	No Expiration
July 31, 2018	Short-Term	Long-Term	Accumulated Capital Losses
$(46,255,302)	$(211,325,619)	$(197,129,368)	$ (454,710,289)

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Janus Henderson European Focus Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,665,182,363	$214,505,343	$(126,339,789)	$ 88,165,554

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended July 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 55,353,163	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 28,658,572	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (1,097,968)	$ 1,097,968

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Janus Henderson European Focus Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended July 31, 2017(1)		Year ended July 31, 2016(2)(3)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,807,915	$ 57,148,545	9,054,474	$ 301,826,065
Reinvested dividends and distributions	295,364	8,911,143	179,803	6,122,302
Shares repurchased	(11,501,646)	(362,851,821)	(16,347,519)	(522,226,993)
Net Increase/(Decrease)	(9,398,367)	$ (296,792,133)	(7,113,242)	$ (214,278,626)
Class B Shares:
Shares sold	-	$ -	-	$ 186
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	(145,533)	(4,795,504)
Net Increase/(Decrease)	N/A	N/A	(145,533)	$ (4,795,318)
Class C Shares:
Shares sold	509,589	$ 14,981,836	2,195,418	$ 68,249,134
Reinvested dividends and distributions	110,070	3,118,276	11,356	363,049
Shares repurchased	(4,294,624)	(125,699,467)	(3,212,385)	(95,777,423)
Net Increase/(Decrease)	(3,674,965)	$ (107,599,355)	(1,005,611)	$ (27,165,240)
Class D Shares:
Shares sold	77,786	$ 2,605,804	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(2,210)	(72,682)	-	-
Net Increase/(Decrease)	75,576	$ 2,533,122	N/A	N/A
Class I Shares:
Shares sold	16,733,885	$ 526,937,350	39,106,723	$1,279,799,507
Reinvested dividends and distributions	1,191,676	35,797,951	538,845	18,331,492
Shares repurchased	(38,749,765)	(1,202,067,431)	(45,292,244)	(1,436,150,200)
Net Increase/(Decrease)	(20,824,204)	$ (639,332,130)	(5,646,676)	$ (138,019,201)
Class N Shares:
Shares sold	11,162	$ 358,109	44,648	$ 1,531,816
Reinvested dividends and distributions	1,353	40,620	383	13,029
Shares repurchased	(50,242)	(1,643,889)	(1,134)	(35,455)
Net Increase/(Decrease)	(37,727)	$ (1,245,160)	43,897	$ 1,509,390
Class S Shares:
Shares sold	1,484	$ 50,010	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	1,484	$ 50,010	N/A	N/A
Class T Shares:
Shares sold	28,736	$ 978,017	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(1)	(34)	-	-
Net Increase/(Decrease)	28,735	$ 977,983	N/A	N/A
(1)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.
(2)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.
(3)	Class B Shares terminated November 4, 2015.

Janus Investment Fund	35

Janus Henderson European Focus Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,128,807,684	$2,212,320,426	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to July 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	JULY 31, 2017

Janus Henderson European Focus Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson European Focus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson European Focus Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of July 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado

September 18, 2017

Janus Investment Fund	37

Janus Henderson European Focus Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was July 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

64	JULY 31, 2017

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson European Focus Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson European Focus Fund into Janus Henderson European Focus Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson European Focus Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
61,512,968.033	30,967,834.557	344,784.770	426,389.186	0.000	31,739,008.513

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
50.344	0.561	0.693	0.000	51.597	97.570	1.086	1.343	0.000	100.000

[1] Shareholders of Henderson Global Funds series portfolios.

66	JULY 31, 2017

Janus Henderson European Focus Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended July 31, 2017:

Foreign Taxes Paid	$4,485,082
Foreign Source Income	$52,845,181
Dividends Received Deduction Percentage	2%
Qualified Dividend Income Percentage	100%

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

68	JULY 31, 2017

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	71

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Investment Fund	73

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

74	JULY 31, 2017

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	75

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski** 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
** Susan K. Wold replaced David R. Kowalski as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer effective September 1, 2017.

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Janus Henderson European Focus Fund

Notes

NotesPage1

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93080 09-17

ANNUAL REPORT July 31, 2017

Janus Henderson Global Equity Income Fund (formerly named Henderson Global Equity Income Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Equity Income Fund

Janus Henderson Global Equity Income Fund (unaudited)

FUND SNAPSHOT

The Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Fund primarily invests in global income-producing equities with an international bias. The Fund’s management team constructs a nimble portfolio of 80-100 holdings best representing ideas for high-yielding quality companies. The Fund may also seek to enhance the level of dividend income it receives by engaging in regional rotation trading.

Ben Lofthouse co-portfolio manager	Job Curtis co-portfolio manager	Alex Crooke co-portfolio manager

PERFORMANCE

The Janus Henderson Global Equity Income Fund Class I Shares returned 14.32% over the one-year reporting period ended July 31, 2017. The Fund’s primary benchmark, MSCI World Index (Net), returned 16.12% and the Fund’s secondary benchmark, MSCI World High Dividend Yield Index (Net), returned 10.94%.

INVESTMENT ENVIRONMENT

Global equity markets rose throughout the period, with the MSCI World Index producing a total return of 16.12% in U.S. dollars, led by Europe (excluding UK). European political risk receded as centrist candidates won both the French and Netherlands elections, at the same time as broader macroeconomic data (such as unemployment figures) looked encouraging.

During the period, sector performance diverged widely: cyclical sectors such as materials, financials, industrials and IT performed strongly while on the whole defensive sectors such as consumer staples, telecoms and utilities lagged. This divergence in performance was we think for two (not unrelated) reasons – largely resilient global economic data and a rise in global bond yields.

Rising bond yields over the period meant that “bond proxy” sectors, such as utilities and consumer staples, underperformed. In contrast, financials have seen their margins come under pressure for many years as a result of the low bond yield environment and stand to benefit if they can reprice some of their assets upward in a higher yield environment.

PERFORMANCE DISCUSSION

The Fund made strong gains and met its high income objectives over the period, but lagged its primary benchmark, the MSCI World Index. Given the Fund’s relatively low beta, defensive bias and structural underweight to the U.S., we expect the Fund to underperform in periods of strongly rising equity markets led by the U.S.

By region, the overweight position in Europe (ex-UK), was a positive contributor to performance, however this was offset by the Fund’s overweight allocation to the UK, (which lagged the global index) and the underweight position to the U.S. and Japan (both of which performed strongly). The Fund maintained a structural underweight to the U.S and Japan as they are lower-yielding markets.

By sector, the Fund’s defensive bias was a detractor as the market favored cyclicals over the period. However, strong stock selection in consumer staples, health care and energy were positive for Fund performance. Detractors by sector included the Fund’s overweight to telecommunications and its underweight to IT (which performed strongly). During the period under review the Fund reduced its weighting in the telecommunications sector; while the sector paid an attractive dividend yield, we have been disappointed by the free cash flow generation as spending requirements (such as spectrum and capital expenditure) have continued to be higher than expectations.

DERIVATIVES USAGE

Please see the Derivatives Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Muted global economic growth in recent years has led to low sales growth and a lack of operating leverage for companies. If we enter a period of higher global economic growth, this should allow companies to grow sales and earnings (and therefore dividends) at a faster pace. We will continue with our existing strategy of identifying companies that pay an attractive and sustainable dividend

Janus Investment Fund	1

Janus Henderson Global Equity Income Fund (unaudited)

that we believe has capacity to grow over the medium to long term.

Thank you for your investment in Janus Henderson Global Equity Income Fund.

2	JULY 31, 2017

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

July 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	ING Groep NV	1.36%	Centrica PLC	-0.39%
	Standard Life PLC	0.85%	BT Group PLC	-0.36%
	Natixis SA	0.70%	KT&G Corp	-0.26%
	Sumitomo Mitsui Financial Group Inc	0.54%	NTT DoCoMo Inc	-0.25%
	Royal Dutch Shell PLC	0.52%	Singapore Telecommunications Ltd	-0.22%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	0.87%	6.31%	10.00%
	Health Care	0.38%	6.36%	12.43%
	Industrials	0.35%	5.75%	11.08%
	Energy	0.29%	7.64%	6.61%
	Materials	0.03%	3.21%	5.03%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Telecommunication Services	-1.71%	11.86%	3.25%
	Information Technology	-1.38%	2.94%	15.20%
	Utilities	-0.76%	9.54%	3.26%
	Financials	-0.55%	32.20%	20.57%
	Other**	-0.43%	2.69%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

July 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
BHP Billiton PLC
Metals & Mining	3.2%
ING Groep NV
Banks	3.1%
Royal Dutch Shell PLC
Oil, Gas & Consumable Fuels	2.9%
SSE PLC
Electric Utilities	2.8%
BP PLC
Oil, Gas & Consumable Fuels	2.5%
14.5%

Asset Allocation - (% of Net Assets)
Common Stocks	97.2%
Investment Companies	2.0%
Other	0.8%
100.0%

Emerging markets comprised 6.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of July 31, 2017	As of July 31, 2016

4	JULY 31, 2017

Janus Henderson Global Equity Income Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended July 31, 2017					per the June 5, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	13.90%	8.53%	3.77%	4.52%	1.16%
Class A Shares at MOP	7.42%	7.26%	3.15%	3.94%
Class C Shares at NAV	13.18%	7.74%	3.00%	3.74%	1.92%
Class C Shares at CDSC	12.18%	7.74%	3.00%	3.74%
Class D Shares(1)	13.90%	8.53%	3.77%	4.52%	0.99%
Class I Shares	14.32%	8.82%	3.77%	4.52%	0.91%
Class N Shares	14.39%	8.53%	3.77%	4.52%	0.86%
Class S Shares	13.68%	8.41%	3.71%	4.46%	1.33%
Class T Shares	13.88%	8.53%	3.76%	4.51%	1.08%
MSCI World Index (Net)	16.12%	11.63%	4.45%	5.00%
MSCI World High Dividend Yield Index (Net)	10.94%	9.22%	3.30%	3.95%
MSCI World Index (Gross)	16.78%	12.26%	5.04%	5.60%
MSCI World High Dividend Yield Index (Gross)	11.92%	10.14%	4.22%	4.87%
Morningstar Quartile - Class A Shares	4th	2nd	1st	1st
Morningstar Ranking - based on total returns for Foreign Large Value Funds	305/341	117/274	7/199	12/192

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Global Equity Income Fund (unaudited)

Performance

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Global Equity Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on November 30, 2006. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

6	JULY 31, 2017

Janus Henderson Global Equity Income Fund (unaudited)

Performance

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI World Index and the MSCI World High Dividend Yield Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI World Index and the MSCI World High Dividend Yield Index gross of foreign withholding taxes. The net version of the benchmarks is believed to more closely reflect the Fund’s investment universe.

*The predecessor Fund’s inception date – November 30, 2006

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Equity Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period (2/1/17 - 7/31/17)*	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period (2/1/17 - 7/31/17)†	Net Annualized Expense Ratio (2/1/17 - 7/31/17)
Class A Shares	$1,000.00	$1,119.30	$5.73	$1,000.00	$1,019.39	$5.46	1.09%
Class C Shares	$1,000.00	$1,116.30	$9.39	$1,000.00	$1,015.92	$8.95	1.79%
Class D Shares	$1,000.00	$1,018.60	$1.51	$1,000.00	$1,020.03	$4.81	0.96%
Class I Shares	$1,000.00	$1,120.40	$4.21	$1,000.00	$1,020.83	$4.01	0.80%
Class N Shares	$1,000.00	$1,120.80	$3.89	$1,000.00	$1,021.12	$3.71	0.74%
Class S Shares	$1,000.00	$1,017.10	$1.87	$1,000.00	$1,018.89	$5.96	1.19%
Class T Shares	$1,000.00	$1,017.40	$1.51	$1,000.00	$1,020.03	$4.81	0.96%
*

Actual Expenses Paid During Period for Class D Shares, Class S Shares and Class T Shares reflect only the inception period for the Fund (June 5, 2017 to July 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 57/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – 97.2%
Aerospace & Defense – 0.9%
BAE Systems PLC	.5,231,290	$41,509,959
Air Freight & Logistics – 2.0%
Deutsche Post AG	1,281,874	49,769,140
Royal Mail PLC	8,268,370	43,968,392
		93,737,532
Automobiles – 2.8%
General Motors Co	1,106,726	39,820,002
Renault SA	451,874	40,736,644
Subaru Corp	1,279,800	46,371,416
Toyota Motor Corp	165,300	9,348,455
		136,276,517
Banks – 13.0%
Bank of China Ltd	123,862,000	61,054,042
Bank of Montreal	741,931	56,278,674
BNP Paribas SA	607,444	47,146,818
Commonwealth Bank of Australia	717,751	48,065,913
ING Groep NV	7,911,811	148,110,570
Lloyds Banking Group PLC	80,264,737	69,439,099
Mitsubishi UFJ Financial Group Inc	6,931,700	44,018,779
Natixis SA	6,810,521	49,522,414
Sumitomo Mitsui Financial Group Inc	2,565,000	97,615,667
		621,251,976
Building Products – 0.9%
Cie de Saint-Gobain	813,285	45,140,249
Capital Markets – 3.4%
Credit Suisse Group AG*	1,672,687	25,746,956
Daiwa Securities Group Inc	7,849,000	45,293,921
Investec PLC	3,585,293	27,243,005
Macquarie Group Ltd	960,295	65,921,347
		164,205,229
Communications Equipment – 1.3%
Cisco Systems Inc	2,013,538	63,325,770
Construction & Engineering – 0.3%
Galliford Try PLC	748,824	13,395,142
Containers & Packaging – 0.9%
Amcor Ltd/Australia	3,414,412	41,891,275
Distributors – 0.3%
Connect Group PLC	10,645,272	15,623,008
Diversified Financial Services – 0.5%
Digital Telecommunications Infrastructure Fund	57,859,600	25,043,682
Diversified Telecommunication Services – 8.1%
Bezeq The Israeli Telecommunication Corp Ltd	11,511,263	17,090,492
BT Group PLC	26,645,706	110,197,731
Deutsche Telekom AG	2,548,477	46,591,810
Orange SA	2,692,364	45,318,375
Spark New Zealand Ltd	21,442,062	60,880,358
Telenor ASA	3,116,663	62,368,945
Telstra Corp Ltd	13,816,139	45,305,700
		387,753,411
Electric Utilities – 7.9%
Enel SpA	17,312,801	98,858,858
Red Electrica Corp SA	3,382,165	72,542,737
SSE PLC	7,437,161	135,294,246
Terna Rete Elettrica Nazionale SpA	12,175,756	69,554,336
		376,250,177
Electrical Equipment – 0.9%
Schneider Electric SE*	565,147	44,385,724
Electronic Equipment, Instruments & Components – 1.1%
Hon Hai Precision Industry Co Ltd	13,458,000	52,375,298

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Equity Income Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 7.4%
Eurocommercial Properties NV	.1,173,369	$47,480,048
Hammerson PLC	6,157,560	46,666,643
ICADE	613,177	52,672,500
Iron Mountain Inc	1,295,461	47,193,644
Scentre Group	29,113,181	96,166,101
Unibail-Rodamco SE	262,854	65,759,393
		355,938,329
Food Products – 0.7%
Marine Harvest ASA*	1,908,369	35,567,211
Gas Utilities – 1.8%
Gas Natural SDG SA	3,609,756	84,559,926
Hotels, Restaurants & Leisure – 2.0%
Crown Resorts Ltd	4,879,927	49,645,825
Las Vegas Sands Corp	762,935	47,004,425
		96,650,250
Household Durables – 2.4%
Persimmon PLC	742,057	24,512,041
Sekisui House Ltd	1,367,300	23,710,369
Taylor Wimpey PLC	26,492,406	66,542,057
		114,764,467
Insurance – 6.2%
Phoenix Group Holdings	5,191,165	52,217,077
SCOR SE	837,423	35,303,583
Standard Life PLC	18,520,740	106,623,014
Tokio Marine Holdings Inc	1,870,000	78,800,236
Tryg A/S	1,093,018	24,656,635
		297,600,545
Media – 0.6%
ITV PLC	12,438,051	28,386,138
Metals & Mining – 4.2%
BHP Billiton PLC	8,391,373	152,542,241
Rio Tinto PLC	1,083,982	50,335,294
		202,877,535
Multiline Retail – 0.4%
Marks & Spencer Group PLC	4,603,955	19,568,813
Multi-Utilities – 1.6%
Innogy SE	837,867	35,193,370
National Grid PLC	3,485,259	43,071,482
		78,264,852
Oil, Gas & Consumable Fuels – 8.7%
BP PLC	20,327,448	119,544,830
Inter Pipeline Ltd	1,168,252	23,072,649
Royal Dutch Shell PLC	4,953,228	140,216,673
Snam SpA	13,868,167	65,597,229
TOTAL SA	1,295,357	65,871,068
		414,302,449
Personal Products – 0.5%
Hengan International Group Co Ltd	3,092,000	23,593,988
Pharmaceuticals – 6.2%
Bayer AG	372,021	47,184,633
GlaxoSmithKline PLC	4,410,045	88,108,980
Novo Nordisk A/S	1,639,147	69,960,250
Pfizer Inc	2,749,601	91,176,769
		296,430,632
Semiconductor & Semiconductor Equipment – 2.4%
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	3,236,265	116,376,089
Technology Hardware, Storage & Peripherals – 0.5%
Quanta Computer Inc	9,949,000	23,593,945

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.6%
Pandora A/S	.245,668	$28,276,361
Tobacco – 4.8%
British American Tobacco PLC	1,335,359	83,032,751
Imperial Brands PLC	1,044,440	42,987,874
Japan Tobacco Inc	1,517,300	52,774,455
Philip Morris International Inc	424,926	49,593,114
		228,388,194
Wireless Telecommunication Services – 1.9%
Vodafone Group PLC	30,913,008	90,532,001
Total Common Stocks (cost $4,397,886,311)		4,657,836,674
Investment Companies – 2.0%
Money Markets – 2.0%
Fidelity Investments Money Market Treasury Portfolio, 0.9400%ºº (cost $93,863,553)	93,863,553	93,863,553
Total Investments (total cost $4,491,749,864) – 99.2%		4,751,700,227
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		38,282,456
Net Assets – 100%		$4,789,982,683

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$1,471,341,818	31.0%
France	491,856,768	10.3
United States	431,977,277	9.1
Japan	397,933,298	8.4
Australia	346,996,161	7.3
Netherlands	335,807,291	7.1
Italy	234,010,423	4.9
Taiwan	192,345,332	4.0
Germany	178,738,953	3.8
Spain	157,102,663	3.3
Denmark	122,893,246	2.6
Norway	97,936,156	2.1
China	84,648,030	1.8
Canada	79,351,323	1.7
New Zealand	60,880,358	1.3
Switzerland	25,746,956	0.5
Thailand	25,043,682	0.5
Israel	17,090,492	0.3

Total	$4,751,700,227	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Equity Income Fund

Schedule of Investments

July 31, 2017

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	8/30/17	321,000,000	$423,914,071	$(2,269,331)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information

MSCI World High Dividend Yield Index	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of July 31, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of July 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$4,657,836,674	$-	$-
Investment Companies	93,863,553	-	-
Total Assets	$4,751,700,227	$-	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$2,269,331	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities

July 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$4,491,749,864
Investments, at value	4,751,700,227
Cash denominated in foreign currency(1)	349,044
Non-interested Trustees' deferred compensation	85,373
Receivables:
Dividends	27,285,362
Fund shares sold	11,442,999
Investments sold	10,298,131
Foreign tax reclaims	9,862,774
Other assets	492,943
Total Assets	4,811,516,853
Liabilities:
Forward currency contracts	2,269,331
Payables:	—
Investments purchased	10,478,907
Fund shares repurchased	3,790,300
Advisory fees	2,635,440
12b-1 Distribution and shareholder servicing fees	1,055,264
Transfer agent fees and expenses	755,599
Non-interested Trustees' deferred compensation fees	85,373
Professional fees	61,611
Fund administration fees	47,272
Custodian fees	38,352
Non-interested Trustees' fees and expenses	30,296
Accrued expenses and other payables	286,425
Total Liabilities	21,534,170
Net Assets	$4,789,982,683

See Notes to Financial Statements.

14	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities

July 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,873,699,592
Undistributed net investment income/(loss)	15,870,845
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(357,595,985)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	258,008,231
Total Net Assets	$4,789,982,683
Net Assets - Class A Shares	$861,163,353
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	110,630,387
Net Asset Value Per Share(2)	$7.78
Maximum Offering Price Per Share(3)	$8.25
Net Assets - Class C Shares	$1,047,108,934
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	135,478,992
Net Asset Value Per Share(2)	$7.73
Net Assets - Class D Shares	$1,940,890
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	249,607
Net Asset Value Per Share	$7.78
Net Assets - Class I Shares	$2,866,944,161
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	367,502,627
Net Asset Value Per Share	$7.80
Net Assets - Class N Shares	$4,155,931
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	532,698
Net Asset Value Per Share	$7.80
Net Assets - Class S Shares	$50,684
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,522
Net Asset Value Per Share	$7.77
Net Assets - Class T Shares	$8,618,730
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,108,817
Net Asset Value Per Share	$7.77

(1) Includes cost of $349,044. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Equity Income Fund

Statement of Operations

For the year ended July 31, 2017(1)

Investment Income:
Dividends	$341,703,290
Other income	147,259
Foreign tax withheld	(26,807,485)
Total Investment Income	315,043,064
Expenses:
Advisory fees	28,334,300
12b-1Distribution and shareholder servicing fees:
Class A Shares	1,970,422
Class C Shares	10,188,680
Class S Shares	19
Transfer agent administrative fees and expenses:
Class D Shares	192
Class S Shares	19
Class T Shares	1,585
Transfer agent networking and omnibus fees:
Class A Shares	687,354
Class C Shares	663,747
Class I Shares	1,580,128
Other transfer agent fees and expenses:
Class A Shares	125,014
Class C Shares	138,209
Class D Shares	3
Class I Shares	305,737
Class N Shares	665
Class T Shares	5
Fund administration fees	917,240
Custodian fees	566,922
Shareholder reports expense	373,133
Registration fees	184,524
Professional fees	171,823
Non-interested Trustees’ fees and expenses	144,353
Other expenses	385,244
Total Expenses	46,739,318
Less: Excess Expense Reimbursement	(367)
Net Expenses	46,738,951
Net Investment Income/(Loss)	268,304,113
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	48,587,438
Total Net Realized Gain/(Loss) on Investments	48,587,438
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	250,627,340
Total Change in Unrealized Net Appreciation/Depreciation	250,627,340
Net Increase/(Decrease) in Net Assets Resulting from Operations	$567,518,891

(1) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

16	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Statements of Changes in Net Assets

	Year ended July 31, 2017(1)	Year ended July 31, 2016(2)(3)

Operations:
Net investment income/(loss)	$268,304,113	$232,382,159
Net realized gain/(loss) on investments	48,587,438	(338,375,418)
Change in unrealized net appreciation/depreciation	250,627,340	68,444,258
Net Increase/(Decrease) in Net Assets Resulting from Operations	567,518,891	(37,549,001)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(51,528,409)	(46,285,877)
Class C Shares	(59,135,096)	(59,681,818)
Class D Shares	(20,304)	N/A
Class I Shares	(166,387,343)	(122,675,979)
Class N Shares	(206,416)	(77,455)
Class S Shares	(1,202)	N/A
Class T Shares	(133,887)	N/A
Net Decrease from Dividends and Distributions to Shareholders	(277,412,657)	(228,721,129)
Capital Share Transactions:
Class A Shares	50,506,675	103,907,258
Class C Shares	(91,880,886)	19,709,933
Class D Shares	1,934,750	N/A
Class I Shares	517,743,616	446,057,936
Class N Shares	2,042,081	1,852,281
Class S Shares	51,212	N/A
Class T Shares	8,575,524	N/A
Net Increase/(Decrease) from Capital Share Transactions	488,972,972	571,527,408
Net Increase/(Decrease) in Net Assets	779,079,206	305,257,278
Net Assets:
Beginning of period	4,010,903,477	3,705,646,199
End of period	$4,789,982,683	$4,010,903,477

Undistributed Net Investment Income/(Loss)	$15,870,845	$7,021,575

(1) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended July 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$7.29	$7.86	$8.36		$7.85	$7.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.48	0.48		0.52	0.50
Net realized and unrealized gain/(loss)	0.50	(0.59)	(0.50)		0.48	0.78
Total from Investment Operations	0.97	(0.11)	(0.02)		1.00	1.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.46)	(0.48)		(0.49)	(0.49)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.48)	(0.46)	(0.48)		(0.49)	(0.49)
Net Asset Value, End of Period	$7.78	$7.29	$7.86		$8.36	$7.85
Total Return*	13.90%	(1.05)%	(0.21)%		12.93%	18.58%
Net Assets, End of Period (in thousands)	$861,163	$755,674	$702,841		$804,022	$707,252
Average Net Assets for the Period (in thousands)	$788,169	$708,673	$656,758		$862,831	$576,780
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.09%	1.09%		1.13%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.09%	1.09%		1.13%	1.22%
Ratio of Net Investment Income/(Loss)	6.40%	6.60%	5.99%		6.31%	6.56%
Portfolio Turnover Rate	127%	145%	127%		103%	130%
				1

Class C Shares
For a share outstanding during each year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.24	$7.81	$8.32	$7.81	$7.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.41	0.42	0.46	0.44
Net realized and unrealized gain/(loss)	0.51	(0.58)	(0.51)	0.48	0.77
Total from Investment Operations	0.92	(0.17)	(0.09)	0.94	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.40)	(0.42)	(0.43)	(0.43)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.43)	(0.40)	(0.42)	(0.43)	(0.43)
Net Asset Value, End of Period	$7.73	$7.24	$7.81	$8.32	$7.81
Total Return*	13.18%	(1.76)%	(1.09)%	12.18%	17.65%
Net Assets, End of Period (in thousands)	$1,047,109	$1,074,860	$1,138,357	$957,099	$587,376
Average Net Assets for the Period (in thousands)	$1,018,868	$1,065,445	$1,010,068	$803,767	$456,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.85%	1.86%	1.88%	1.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.81%	1.85%	1.86%	1.88%	1.98%
Ratio of Net Investment Income/(Loss)	5.57%	5.70%	5.28%	5.59%	5.85%
Portfolio Turnover Rate	127%	145%	127%	103%	130%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.07
Total from Investment Operations	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.78
Total Return*	1.86%
Net Assets, End of Period (in thousands)	$1,941
Average Net Assets for the Period (in thousands)	$1,027
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	5.97%
Portfolio Turnover Rate	127%

Class I Shares
For a share outstanding during each year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.30	$7.87	$8.37	$7.86	$7.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.49	0.51	0.55	0.53
Net realized and unrealized gain/(loss)	0.51	(0.59)	(0.51)	0.47	0.77
Total from Investment Operations	1.00	(0.10)	—	1.02	1.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.47)	(0.50)	(0.51)	(0.51)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.50)	(0.47)	(0.50)	(0.51)	(0.51)
Net Asset Value, End of Period	$7.80	$7.30	$7.87	$8.37	$7.86
Total Return*	14.32%	(0.83)%	0.02%	13.19%	18.87%
Net Assets, End of Period (in thousands)	$2,866,944	$2,178,545	$1,864,448	$1,363,213	$665,505
Average Net Assets for the Period (in thousands)	$2,411,600	$1,846,322	$1,574,951	$983,905	$477,508
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.84%	0.86%	0.87%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.84%	0.86%	0.87%	0.95%
Ratio of Net Investment Income/(Loss)	6.67%	6.75%	6.32%	6.60%	6.95%
Portfolio Turnover Rate	127%	145%	127%	103%	130%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$7.30	$7.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.54	0.34
Net realized and unrealized gain/(loss)	0.47	(0.16)
Total from Investment Operations	1.01	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.32)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.51)	(0.32)
Net Asset Value, End of Period	$7.80	$7.30
Total Return*	14.39%	2.77%
Net Assets, End of Period (in thousands)	$4,156	$1,824
Average Net Assets for the Period (in thousands)	$2,945	$1,748
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.79%
Ratio of Net Investment Income/(Loss)	7.26%	4.71%
Portfolio Turnover Rate	127%	145%

Class S Shares
For a share outstanding during the period ended July 31	2017(3)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.06
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.77
Total Return*	1.71%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	5.89%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

20	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06
Net realized and unrealized gain/(loss)	0.07
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.77
Total Return*	1.74%
Net Assets, End of Period (in thousands)	$8,619
Average Net Assets for the Period (in thousands)	$4,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	5.03%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Equity Income Fund (formerly named Henderson Global Equity Income Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Global Equity Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The shareholders of the Predecessor Fund received shares of the Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Share Class Prior to Reorganization	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Share Class Issued by the Fund	New Shares Issued by the Fund
Class A	111,844,140	1.00	Class A	111,844,140
Class C	134,452,080	1.00	Class C	134,452,080
Class I	345,018,670	1.00	Class I	345,018,670
Class R6	561,158	1.00	Class N	561,158

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on June 2, 2017, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$-	$4,692,705,518	$4,692,705,518
Accumulated Net Investment Income	$-	$62,972,841	$62,972,841
Accumulated Net Realized Gain	$-	$(381,315,467)	$(381,315,467)
Net Unrealized Appreciation	$-	$278,268,557	$278,268,557
Net Assets	$-	$4,652,632,449	$4,652,632,449
Cost of Investments	$-	$4,275,558,818	$4,275,558,818

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

22	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in

Janus Investment Fund	23

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and

24	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any are declared and distributed in December.The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund	25

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended July 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

During the year ended July 31, 2017, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $47,401,362 and $717,139,724, respectively.

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of July 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of July 31, 2017

Currency Contracts

Liability Derivatives:
Forward currency contracts	$2,269,331

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended July 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ (2,840,160)	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$12,524,121	(a)

(a)	Amounts relate to forward currency contracts.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies,

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of July 31, 2017” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$2,269,331	$—	$—	$2,269,331

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests,

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.85
Next $1 Billion	0.65
Above $2 Billion	0.60

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.85
Next $1 Billion	0.65
Above $2 Billion	0.60

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.40%, 2.15%, 1.15%, and 1.15% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These

32	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, an annual fee of 1.00% of the average daily net assets attributable to Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $317,382 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended July 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of July 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended July 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended July 31, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

In December 2015, the Predecessor Fund’s custodian, State Street Bank and Trust Company (SSB), announced that it had identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed “out-of-pocket” (OOP) costs, during and 18-year period from 1998 until early November 2015. The issue was the result of an inaccurate billing rate that was not subsequently reviewed or adjusted. Over time, as volumes increased or costs decreased, the gap between the amount SSB charged as a pass-through expense to clients and the actual cost grew. As OOP charges are not subject to a clear fee schedule, clients largely had no ability to identify the issue. The amount of the differences in what was and what should have been charged, plus interest, was paid back to clients in July 2016 as a reimbursement. The Predecessor Fund’s Trust commenced operations in 2001 and all Predecessor Funds were impacted by this matter. SSB reimbursed the Predecessor Fund directly, which was recognized as a change in accounting estimate and was reflected as an offset to the July 31, 2016 annual period custody expense and resulted in a decrease in gross expenses incurred. Pursuant to the expense limitations, certain sub-scale funds experienced investment advisor fee waivers during the July 31, 2016 annual period. Accordingly, the reduction in the July 31, 2016 annual period custody expense was offset by a reduction in the July 31, 2016 annual period expense waivers, thereby resulting in no net expense or net asset impact. To the extent there were no July 31, 2016 annual period expense waivers, the reduction in the July 31, 2016 annual period custody expense resulted in lower net expenses and a positive net asset impact. The reduction to the July 31, 2016 custody expense was $69,761. The reduction to the July 31, 2016 waiver/reimbursement was $0. The net investment income and net asset impact for July 31, 2016 was $69,761.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended July 31, 2017, Janus Distributors retained upfront sales charges of $310,361.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended July 31, 2017, redeeming shareholders of Class A Shares paid CDSCs of $72,514 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended July 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $79,075.

As of July 31, 2017, shares of the Fund were owned by affiliates of Janus Capital Group Inc., and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	3	-
Class I Shares	-	-
Class N Shares	43	-
Class S Shares	100	-
Class T Shares	1	-

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 21,024,634	$ -	$ (354,893,794)	$ -	$ -	$ 194,388	$ 249,957,863

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended July 31, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (266,615,336)	$ (88,278,458)	$ (354,893,794)

During the year ended July 31, 2017, capital loss carryovers of $47,904,489 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,501,742,364	$350,878,503	$(100,920,640)	$ 249,957,863

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

For the year ended July 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 277,412,657	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 228,721,129	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 17,957,814	$ (17,957,814)

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended July 31, 2017(1)		Year ended July 31, 2016(2)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	52,494,870	$ 383,856,968	54,630,754	$ 394,225,119
Reinvested dividends and distributions	6,076,878	44,626,322	5,924,027	41,172,929
Shares repurchased	(51,648,848)	(377,976,615)	(46,315,206)	(331,490,790)
Net Increase/(Decrease)	6,922,900	$ 50,506,675	14,239,575	$ 103,907,258
Class C Shares:
Shares sold	26,020,806	$ 190,525,366	30,472,273	$ 220,041,077
Reinvested dividends and distributions	6,867,003	50,087,404	7,110,034	49,241,654
Shares repurchased	(45,902,729)	(332,493,656)	(34,834,742)	(249,572,798)
Net Increase/(Decrease)	(13,014,920)	$ (91,880,886)	2,747,565	$ 19,709,933
Class D Shares:
Shares sold	250,587	$ 1,942,832	-	$ -
Reinvested dividends and distributions	2,467	18,679	-	-
Shares repurchased	(3,447)	(26,761)	-	-
Net Increase/(Decrease)	249,607	$ 1,934,750	N/A	N/A
Class I Shares:
Shares sold	163,973,745	$1,209,870,651	148,700,648	$1,079,850,876
Reinvested dividends and distributions	20,082,486	147,747,134	15,422,364	107,395,820
Shares repurchased	(114,931,766)	(839,874,169)	(102,700,361)	(741,188,760)
Net Increase/(Decrease)	69,124,465	$ 517,743,616	61,422,651	$ 446,057,936
Class N Shares:
Shares sold	318,586	$ 2,328,962	241,013	$ 1,792,803
Reinvested dividends and distributions	27,895	206,416	11,328	77,455
Shares repurchased	(63,652)	(493,297)	(2,472)	(17,977)
Net Increase/(Decrease)	282,829	$ 2,042,081	249,869	$ 1,852,281
Class S Shares:
Shares sold	6,363	$ 50,010	-	$ -
Reinvested dividends and distributions	159	1,202	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	6,522	$ 51,212	N/A	N/A
Class T Shares:
Shares sold	1,100,363	$ 8,512,444	-	$ -
Reinvested dividends and distributions	17,710	133,887	-	-
Shares repurchased	(9,256)	(70,807)	-	-
Net Increase/(Decrease)	1,108,817	$ 8,575,524	N/A	N/A
(1)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.
(2)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the year ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$5,720,972,509	$5,198,898,569	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to July 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Global Equity Income Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of July 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado

September 18, 2017

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was July 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Equity Income Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson Global Equity Income Fund into Janus Henderson Global Equity Income Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson Global Equity Income Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
564,503,787.406	278,133,505.566	4,023,116.733	6,156,433.188	0.000	288,313,055.487

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
49.270	0.713	1.091	0.000	51.074	96.469	1.395	2.135	0.000	100.000

[1] Shareholders of Henderson Global Funds series portfolios.

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Janus Henderson Global Equity Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended July 31, 2017:

Foreign Taxes Paid	$26,307,941
Foreign Source Income	$321,520,111
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

74	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

76	JULY 31, 2017

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski** 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
** Susan K. Wold replaced David R. Kowalski as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer effective September 1, 2017.

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Janus Henderson Global Equity Income Fund

Notes

NotesPage1

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Janus Henderson Global Equity Income Fund

Notes

NotesPage2

80	JULY 31, 2017

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93081 09-17

ANNUAL REPORT July 31, 2017

Janus Henderson International Opportunities Fund (formerly named Henderson International Opportunities Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Opportunities Fund

Janus Henderson International Opportunities Fund (unaudited)

FUND SNAPSHOT

An international equity fund that seeks long-term growth of capital. The Fund employs a multi-sub-portfolio approach where each underlying sub-portfolio management team is able to focus on their highest conviction ideas.

Glen Finegan co-portfolio manager	Andrew Gillan co-portfolio manager	Junichi Inoue co-portfolio manager	Ronan Kelleher, CFA co-portfolio manager	Nicholas Cowley co-portfolio manager
Paul O’Connor co-portfolio manager	Stephen Peak co-portfolio manager	Tim Stevenson co-portfolio manager	Ian Warmerdam co-portfolio manager

PERFORMANCE

The Janus Henderson International Opportunities Fund’s I shares returned 13.58% for the 1-year period. The Fund’s benchmark, the MSCI EAFE Index (Net), returned 17.77% over the same period.

INVESTMENT ENVIRONMENT

International equities performed strongly over the period with Continental European, Asian and Emerging Markets the standouts. International has exhibited strong growth momentum both in GDP terms and at the earnings level, which is especially significant in the European context.

PERFORMANCE DISCUSSION

The Fund underperformed the benchmark over the period. We believe the Fund’s sub-portfolio allocations have been broadly correct, however stock selection has been disappointing. Our Europe-focused sub-portfolios were not positioned close enough to the rallies we have seen in European equities, while Japan has proved a difficult market for the stock picker in recent times. We have, however, been pleased with the performance of our smaller sub-portfolios, such as the Asia-Pacific sub-portfolio.

The Japan sub-portfolio’s position in Fujitsu performed well. The electronics company is currently undergoing a restructuring and as the market becomes more confident in the restructured company, we think the company should warrant a higher share price and there is also potential for the payout ratio to increase.

Deutsche Post, a Europe-2 holding, was a contributor to performance. The German postal and courier company has a strong franchise and has continued to invest to establish a market-leading position. As the shift in consumer behavior from offline to online continues, we believe Deutsche Post is well positioned to continue to capture the demand for deliveries as the quality brand in the industry.

Standard Life, also a Europe-2 holding, was accretive to performance. The life insurance and asset management company received shareholder approval for their merger with Aberdeen Asset Management over the period. The deal gives them greater scale, something that is becoming increasingly important with asset managers facing further regulatory costs and pressure on fees.

Teva Pharmaceutical, held by Europe-1, was the Fund’s worst-performing holding. Generic drug manufacturers are facing a tougher environment and the company has faced a variety of company-specific issues over the period. We significantly reduced the position as we moved through the year.

Europe-2’s position in Capita also detracted. The outsourcing services company issued a profit warning late in 2016. Outsourcers have faced a tougher environment

Janus Investment Fund	1

Janus Henderson International Opportunities Fund (unaudited)

of late with fewer contracts to go around. With this change in environment we decided to exit the position.

Ahold Delhaize, a Europe-1 position, detracted. The Dutch food retailer operates a number of grocery stores on the East Coast of America as well as across continental Europe. They’re coming under pressure in the U.S. with the expansion of discounting competitors such as Lidl. We view these concerns as overdone. We believe the company, especially since the merger of Ahold and Delhaize, has the scale to weather the competitive pressure, offers a solid free cash yield and the valuation feels undemanding.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We continue to be positive on the outlook for international equities. There has been a lot of talk about “tapering” and the retreat from extraordinary monetary policy. We think that the messaging or wording surrounding any decision will be important. Tapering is a good sign but the “tantrum” seen in 2013 when the Federal Reserve began to taper is a concern. We appear to be coming to the end of the era of “free money” which has been great for asset owners and passive investors alike; we think that an environment where the central banks are normalizing monetary policy is a good one for active investors. This kind of environment could force a more rational assessment of companies rather than the situation we find ourselves in where markets seem to be exhibiting a partial degree of complacency.

Thank you for your investment in Janus Henderson International Opportunities Fund.

2	JULY 31, 2017

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

July 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Standard Life PLC	1.07%	Teva Pharmaceutical Industries Ltd (ADR)	-1.56%
	Tencent Holdings Ltd	0.96%	Capita plc	-1.32%
	Deutsche Post AG	0.94%	Nokia Oyj	-0.32%
	Fujitsu Ltd	0.92%	Lupin Ltd	-0.26%
	Samsung Electronics Co Ltd	0.90%	Royal Ahold Delhaize NV	-0.22%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.38%	24.73%	5.66%
	Energy	0.50%	3.22%	4.90%
	Utilities	0.27%	1.02%	3.53%
	Telecommunication Services	0.20%	1.54%	4.52%
	Real Estate	0.01%	0.00%	0.02%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Industrials	-1.78%	8.28%	13.83%
	Consumer Discretionary	-1.64%	21.35%	12.71%
	Financials	-1.61%	17.85%	24.52%
	Health Care	-1.06%	15.55%	10.93%
	Materials	-0.68%	0.17%	7.73%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

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Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

July 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Continental AG
Auto Components	3.4%
Pandora A/S
Textiles, Apparel & Luxury Goods	3.1%
Deutsche Post AG
Air Freight & Logistics	2.9%
Standard Life PLC
Insurance	2.8%
Housing Development Finance Corp Ltd
Thrifts & Mortgage Finance	2.7%
14.9%

Asset Allocation - (% of Net Assets)
Common Stocks	96.5%
Investment Companies	2.7%
Preferred Stocks	0.9%
Other	(0.1)%
100.0%

Emerging markets comprised 17.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of July 31, 2017	As of July 31, 2016

4	JULY 31, 2017

Janus Henderson International Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended July 31, 2017					per the June 5, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	13.36%	9.68%	2.51%	8.89%	1.34%	1.33%
Class A Shares at MOP	6.84%	8.39%	1.90%	8.49%
Class C Shares at NAV	12.50%	8.83%	1.72%	8.07%	2.10%	2.09%
Class C Shares at CDSC	11.50%	8.83%	1.72%	8.07%
Class D Shares(1)	13.36%	9.68%	2.51%	8.89%	1.13%	1.10%
Class I Shares	13.68%	9.99%	2.51%	8.89%	1.06%	1.03%
Class N Shares	13.61%	9.68%	2.51%	8.89%	1.07%	1.06%
Class R Shares	12.89%	9.34%	2.20%	8.66%	1.74%	1.68%
Class S Shares	13.15%	9.60%	2.46%	8.86%	1.47%	1.45%
Class T Shares	13.32%	9.67%	2.50%	8.89%	1.22%	1.20%
MSCI EAFE Index (Net)	17.77%	9.06%	1.46%	5.76%
MSCI EAFE Index (Gross)	18.32%	9.55%	1.94%	6.23%
Morningstar Quartile - Class A Shares	4th	1st	1st	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	685/774	118/643	108/487	19/373

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

Net expense ratios for Class R Shares reflect an additional expense waiver contractually agreed to through June 5, 2018.

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Janus Henderson International Opportunities Fund (unaudited)

Performance

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson International Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class R Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class R Shares, Class I Shares, Class R6 Shares, and Class IF Shares of the Predecessor Fund commenced operations on September 30, 2005, March 31, 2009, November 30, 2015, and March 31, 2016, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class R Shares shown for periods prior to June 5, 2017 reflects the performance of Class R Shares of the Predecessor Fund, calculated using the fees and expenses of Class R Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to September 30, 2005, performance for Class R Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

6	JULY 31, 2017

Janus Henderson International Opportunities Fund (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective January 31, 2017, Junichi Inoue is a Co-Portfolio Manager of the Fund.

Effective June 5, 2017, the Fund’s performance is compared to the MSCI EAFE Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI EAFE Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The predecessor Fund’s inception date – August 31, 2001

(1) Closed to certain new investors.

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Janus Henderson International Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period (2/1/17 - 7/31/17)*	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period (2/1/17 - 7/31/17)†	Net Annualized Expense Ratio (2/1/17 - 7/31/17)
Class A Shares	$1,000.00	$1,132.80	$6.77	$1,000.00	$1,018.45	$6.41	1.28%
Class C Shares	$1,000.00	$1,128.20	$10.87	$1,000.00	$1,014.58	$10.29	2.06%
Class D Shares	$1,000.00	$1,021.40	$1.67	$1,000.00	$1,019.54	$5.31	1.06%
Class I Shares	$1,000.00	$1,133.90	$6.93	$1,000.00	$1,018.30	$6.56	1.31%
Class N Shares	$1,000.00	$1,134.00	$5.08	$1,000.00	$1,020.03	$4.81	0.96%
Class R Shares	$1,000.00	$1,130.10	$9.14	$1,000.00	$1,016.22	$8.65	1.73%
Class S Shares	$1,000.00	$1,020.70	$2.24	$1,000.00	$1,017.75	$7.10	1.42%
Class T Shares	$1,000.00	$1,021.10	$1.88	$1,000.00	$1,018.89	$5.96	1.19%
*

Actual Expenses Paid During Period for Class D Shares, Class S Shares and Class T Shares reflect only the inception period for the Fund (June 5, 2017 to July 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 57/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JULY 31, 2017

Janus Henderson International Opportunities Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – 96.5%
Air Freight & Logistics – 2.9%
Deutsche Post AG	.3,602,380	$139,863,477
Auto Components – 5.3%
Bridgestone Corp	1,273,800	53,815,537
Continental AG	707,647	160,384,054
Sumitomo Electric Industries Ltd	2,482,100	40,249,966
		254,449,557
Automobiles – 3.1%
Renault SA	1,400,000	126,210,627
Subaru Corp	635,300	23,019,035
		149,229,662
Banks – 8.7%
Alpha Bank AE*	5,000,000	12,014,536
Banco Bradesco SA	1,801,281	17,418,334
Barclays PLC	21,000,000	56,237,138
Credit Agricole SA	5,300,963	93,179,887
HDFC Bank Ltd	850,000	23,645,491
ING Groep NV	6,348,439	118,843,956
Mitsubishi UFJ Financial Group Inc	9,598,400	60,953,279
Standard Bank Group Ltd	2,582,190	32,105,065
		414,397,686
Biotechnology – 3.3%
CSL Ltd	441,645	44,506,778
Shire PLC	2,000,000	112,421,508
		156,928,286
Communications Equipment – 0.5%
Nokia OYJ	3,500,000	22,289,035
Consumer Finance – 0.6%
American Express Co	318,282	27,127,175
Diversified Financial Services – 0.8%
Ayala Corp	2,198,970	37,702,855
Diversified Telecommunication Services – 1.9%
BT Group PLC	22,000,000	90,984,645
Electronic Equipment, Instruments & Components – 2.6%
Delta Electronics Inc	4,077,900	21,678,026
Largan Precision Co Ltd	220,000	40,149,709
Murata Manufacturing Co Ltd	386,700	60,269,491
		122,097,226
Food & Staples Retailing – 2.4%
Koninklijke Ahold Delhaize NV	2,500,000	51,180,147
Seven & i Holdings Co Ltd	1,121,200	45,212,138
Shoprite Holdings Ltd	1,297,931	19,877,947
		116,270,232
Food Products – 1.4%
Uni-President Enterprises Corp	33,510,000	64,152,027
Health Care Providers & Services – 2.4%
Fresenius SE & Co KGaA	1,323,979	111,944,484
Hotels, Restaurants & Leisure – 3.4%
Accor SA	900,000	41,824,789
Carnival Corp	475,000	31,720,500
Sodexo SA	734,846	86,835,710
		160,380,999
Household Durables – 0.6%
Techtronic Industries Co Ltd	6,488,500	28,867,869
Independent Power and Renewable Electricity Producers – 0.4%
Engie Brasil Energia SA	1,641,508	18,426,755
Industrial Conglomerates – 2.1%
Siemens AG	750,000	101,872,019
Information Technology Services – 8.0%
Amadeus IT Group SA	2,023,124	124,671,625

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Opportunities Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Cognizant Technology Solutions Corp	.585,263	$40,570,431
Fujitsu Ltd	10,628,000	79,418,340
Infosys Ltd	2,198,000	34,649,896
Mastercard Inc	319,300	40,806,540
Tata Consultancy Services Ltd	992,886	38,570,011
Visa Inc	222,124	22,114,665
		380,801,508
Insurance – 6.8%
AIA Group Ltd	9,734,200	76,708,577
Saga PLC	26,300,000	72,407,920
Standard Life PLC	23,038,673	132,632,538
Tokio Marine Holdings Inc	962,700	40,567,373
		322,316,408
Internet & Direct Marketing Retail – 0.9%
Priceline Group Inc*	20,887	42,369,279
Internet Software & Services – 4.7%
Alibaba Group Holding Ltd (ADR)*	325,000	50,358,750
Alphabet Inc*	39,558	36,808,719
Facebook Inc	173,115	29,299,714
Tencent Holdings Ltd	1,866,700	74,901,260
Yahoo Japan Corp	6,790,100	30,799,692
		222,168,135
Life Sciences Tools & Services – 0.9%
ICON PLC*	429,463	45,072,142
Machinery – 1.3%
FANUC Corp	311,700	63,807,589
Media – 1.2%
Dentsu Inc	1,205,100	56,412,193
Oil, Gas & Consumable Fuels – 1.7%
International Petroleum Corp/Sweden*	870,306	3,019,125
Lundin Petroleum AB*	3,350,000	76,243,898
		79,263,023
Personal Products – 0.3%
LG Household & Health Care Ltd	16,230	14,373,485
Pharmaceuticals – 3.7%
Bayer AG	1,000,000	126,833,252
Takeda Pharmaceutical Co Ltd	921,600	48,759,604
		175,592,856
Professional Services – 2.4%
RELX NV	5,419,602	114,061,770
Real Estate Management & Development – 1.9%
City Developments Ltd	5,628,200	46,777,039
Mitsui Fudosan Co Ltd	1,877,400	43,166,745
		89,943,784
Road & Rail – 0.9%
East Japan Railway Co	466,300	43,783,045
Semiconductor & Semiconductor Equipment – 2.1%
SK Hynix Inc	542,273	31,983,930
Taiwan Semiconductor Manufacturing Co Ltd	2,717,000	19,303,011
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,318,575	47,415,957
		98,702,898
Software – 3.7%
Micro Focus International PLC	1,863,115	54,882,800
SAP SE	1,152,254	122,316,425
		177,199,225
Specialty Retail – 2.8%
Hennes & Mauritz AB	2,500,000	65,199,346

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JULY 31, 2017

Janus Henderson International Opportunities Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – (continued)
Specialty Retail – (continued)
Kingfisher PLC	.17,500,000	$67,964,751
		133,164,097
Technology Hardware, Storage & Peripherals – 1.8%
Apple Inc	262,090	38,980,646
Samsung Electronics Co Ltd	21,977	47,332,055
		86,312,701
Textiles, Apparel & Luxury Goods – 3.1%
Pandora A/S	1,300,000	149,629,865
Thrifts & Mortgage Finance – 2.7%
Housing Development Finance Corp Ltd	4,637,004	129,343,821
Tobacco – 1.4%
Japan Tobacco Inc	1,888,300	65,678,510
Water Utilities – 0.6%
Aguas Andinas SA	48,601,507	30,622,286
Wireless Telecommunication Services – 1.2%
SoftBank Group Corp	719,500	58,471,206
Total Common Stocks (cost $3,561,748,478)		4,596,073,815
Preferred Stocks – 0.9%
Technology Hardware, Storage & Peripherals – 0.9%
Samsung Electronics Co Ltd (cost $27,931,842)	24,164	41,698,556
Investment Companies – 2.7%
Money Markets – 2.7%
Fidelity Investments Money Market Treasury Portfolio, 0.9400%ºº (cost $126,898,825)	126,898,825	126,898,825
Total Investments (total cost $3,716,579,145) – 100.1%		4,764,671,196
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(3,257,915)
Net Assets – 100%		$4,761,413,281

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Opportunities Fund

Schedule of Investments

July 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
Japan	$814,383,743	17.1%
Germany	763,213,711	16.0
United Kingdom	587,531,300	12.3
United States	436,696,494	9.2
France	348,051,013	7.3
Netherlands	284,085,873	6.0
India	226,209,219	4.8
Taiwan	192,698,730	4.0
Denmark	149,629,865	3.1
Sweden	141,443,244	3.0
South Korea	135,388,026	2.8
China	125,260,010	2.6
Spain	124,671,625	2.6
Hong Kong	105,576,446	2.2
South Africa	51,983,012	1.1
Singapore	46,777,039	1.0
Ireland	45,072,142	0.9
Australia	44,506,778	0.9
Philippines	37,702,855	0.8
Brazil	35,845,089	0.8
Chile	30,622,286	0.6
Finland	22,289,035	0.5
Greece	12,014,536	0.3
Canada	3,019,125	0.1

Total	$4,764,671,196	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JULY 31, 2017

Janus Henderson International Opportunities Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of July 31, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of July 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$4,596,073,815	$-	$-
Preferred Stocks	-	41,698,556	-
Investment Companies	126,898,825	-	-
Total Assets	$4,722,972,640	$41,698,556	$-

Janus Investment Fund	13

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities

July 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$3,716,579,145
Investments, at value	4,764,671,196
Cash	238
Cash denominated in foreign currency(1)	637,209
Non-interested Trustees' deferred compensation	84,916
Receivables:
Investments sold	19,260,072
Fund shares sold	5,994,943
Foreign tax reclaims	4,559,784
Dividends	2,433,473
Other assets	203,381
Total Assets	4,797,845,212
Liabilities:
Payables:	—
Investments purchased	25,706,826
Fund shares repurchased	5,285,903
Advisory fees	3,565,922
Transfer agent fees and expenses	711,401
12b-1 Distribution and shareholder servicing fees	510,436
Non-interested Trustees' deferred compensation fees	84,916
Custodian fees	80,884
Professional fees	69,256
Fund administration fees	48,730
Non-interested Trustees' fees and expenses	31,378
Accrued expenses and other payables	336,279
Total Liabilities	36,431,931
Net Assets	$4,761,413,281

See Notes to Financial Statements.

14	JULY 31, 2017

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities

July 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,301,969,482
Undistributed net investment income/(loss)	27,183,519
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(615,858,657)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,048,118,937
Total Net Assets	$4,761,413,281
Net Assets - Class A Shares	$637,249,700
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,913,676
Net Asset Value Per Share(2)	$29.08
Maximum Offering Price Per Share(3)	$30.85
Net Assets - Class C Shares	$437,417,786
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,137,843
Net Asset Value Per Share(2)	$27.11
Net Assets - Class D Shares	$1,722,809
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	59,247
Net Asset Value Per Share	$29.08
Net Assets - Class I Shares	$3,642,385,547
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	125,426,113
Net Asset Value Per Share	$29.04
Net Assets - Class N Shares	$10,040,503
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	345,823
Net Asset Value Per Share	$29.03
Net Assets - Class R Shares	$23,070,865
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	812,205
Net Asset Value Per Share	$28.41
Net Assets - Class S Shares	$50,853
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,750
Net Asset Value Per Share	$29.06
Net Assets - Class T Shares	$9,475,218
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	325,943
Net Asset Value Per Share	$29.07

(1) Includes cost of $637,209. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Opportunities Fund

Statement of Operations

For the year ended July 31, 2017(1)

Year ended July 31, 2017(1)
Investment Income:
Dividends	$98,895,996
Securities lending income, net	408,155
Other income	239,096
Foreign tax withheld	(9,049,145)
Total Investment Income	90,494,102
Expenses:
Advisory fees	41,048,645
12b-1Distribution and shareholder servicing fees:
Class A Shares	1,706,639
Class C Shares	4,571,154
Class IF Shares(2)	223,754
Class R Shares	106,990
Class S Shares	19
Transfer agent administrative fees and expenses:
Class D Shares	210
Class IF Shares(2)	103,742
Class R Shares	9,441
Class S Shares	19
Class T Shares	1,059
Transfer agent networking and omnibus fees:
Class A Shares	448,830
Class C Shares	463,819
Class I Shares	1,860,679
Class R Shares	39,372
Other transfer agent fees and expenses:
Class A Shares	126,874
Class C Shares	67,994
Class I Shares	349,480
Class IF Shares(2)	14,062
Class N Shares	649
Class R Shares	3,828
Registration fees	192,988
Professional fees	195,096
Fund administration fees	896,577
Shareholder reports expense	468,005
Custodian fees	1,016,169
Non-interested Trustees’ fees and expenses	159,587
Other expenses	443,934
Total Expenses	54,519,615
Less: Excess Expense Reimbursement	(2,245)
Net Expenses	54,517,370
Net Investment Income/(Loss)	35,976,732

See Notes to Financial Statements.

16	JULY 31, 2017

Janus Henderson International Opportunities Fund

Statement of Operations

For the year ended July 31, 2017(1)

Year ended July 31, 2017(1)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(33,670,641)
Total Net Realized Gain/(Loss) on Investments	(33,670,641)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	561,721,592
Total Change in Unrealized Net Appreciation/Depreciation	561,721,592
Net Increase/(Decrease) in Net Assets Resulting from Operations	$564,027,683

(1) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Class IF Shares' inception date was March 31, 2016. Class IF Shares merged into Class I Shares effective June 2, 2017.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Opportunities Fund

Statements of Changes in Net Assets

	Year ended July 31, 2017(1)	Year ended July 31, 2016(2)(3)

Operations:
Net investment income/(loss)	$35,976,732	$65,394,365
Net realized gain/(loss) on investments	(33,670,641)	(250,791,330)
Change in unrealized net appreciation/depreciation	561,721,592	(136,129,214)
Net Increase/(Decrease) in Net Assets Resulting from Operations	564,027,683	(321,526,179)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(9,980,360)	(20,869,230)
Class C Shares	(3,938,552)	(4,349,701)
Class I Shares	(52,961,746)	(44,704,034)
Class IF Shares(5)	(8,593,150)	—
Class N Shares	(12,169)	(11,583)
Class R Shares	(311,863)	(210,746)
Net Decrease from Dividends and Distributions to Shareholders	(75,797,840)	(70,145,294)
Capital Share Transactions:
Class A Shares	(215,334,814)	(683,968,887)
Class B Shares(4)	—	(16,351,415)
Class C Shares	(113,927,964)	1,545,359
Class D Shares	1,689,311	N/A
Class I Shares	294,494,955	829,351,127
Class IF Shares(5)	(588,371,558)	588,370,232
Class N Shares	8,789,513	743,244
Class R Shares	628,041	6,967,314
Class S Shares	50,010	N/A
Class T Shares	9,275,871	N/A
Net Increase/(Decrease) from Capital Share Transactions	(602,706,635)	726,656,974
Net Increase/(Decrease) in Net Assets	(114,476,792)	334,985,501
Net Assets:
Beginning of period	4,875,890,073	4,540,904,572
End of period	$4,761,413,281	$4,875,890,073

Undistributed Net Investment Income/(Loss)	$27,183,519	$41,922,116

(1) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

(4) Class B Shares terminated November 4, 2015.

(5) Class IF Shares' inception date was March 31, 2016. Class IF Shares merged into Class I Shares effective June 2, 2017.

See Notes to Financial Statements.

18	JULY 31, 2017

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended July 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$26.05	$28.44	$26.99		$23.79	$19.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.25	0.28		0.31	0.14
Net realized and unrealized gain/(loss)	3.25	(2.28)	1.41		2.98	4.58
Total from Investment Operations	3.42	(2.03)	1.69		3.29	4.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.36)	(0.24)		(0.09)	(0.15)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.39)	(0.36)	(0.24)		(0.09)	(0.15)
Net Asset Value, End of Period	$29.08	$26.05	$28.44		$26.99	$23.79
Total Return*	13.36%	(7.18)%	6.33%		13.84%	24.64%
Net Assets, End of Period (in thousands)	$637,250	$784,966	$1,623,379		$1,991,001	$1,467,583
Average Net Assets for the Period (in thousands)	$682,656	$1,339,821	$1,640,689		$1,871,578	$1,336,874
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.35%	1.36%		1.40%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.35%	1.36%		1.40%	1.46%
Ratio of Net Investment Income/(Loss)	0.63%	0.99%	1.03%		1.18%	0.66%
Portfolio Turnover Rate	51%	45%	71%		74%	129%
				1

Class C Shares
For a share outstanding during each year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.31	$26.60	$25.31	$22.40	$18.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	0.12	0.09	0.08	(0.04)
Net realized and unrealized gain/(loss)	3.04	(2.21)	1.29	2.83	4.32
Total from Investment Operations	3.01	(2.09)	1.38	2.91	4.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.20)	(0.09)	—	—
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.21)	(0.20)	(0.09)	—	—
Net Asset Value, End of Period	$27.11	$24.31	$26.60	$25.31	$22.40
Total Return*	12.50%	(7.88)%	5.47%	12.99%	23.62%
Net Assets, End of Period (in thousands)	$437,418	$504,192	$552,630	$491,403	$424,538
Average Net Assets for the Period (in thousands)	$457,115	$513,230	$507,862	$472,096	$414,950
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.09%	2.11%	2.13%	2.17%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.09%	2.11%	2.13%	2.17%	2.26%
Ratio of Net Investment Income/(Loss)	(0.13)%	0.50%	0.33%	0.32%	(0.18)%
Portfolio Turnover Rate	51%	45%	71%	74%	129%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.08
Total Return*	2.14%
Net Assets, End of Period (in thousands)	$1,723
Average Net Assets for the Period (in thousands)	$1,119
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%
Ratio of Net Investment Income/(Loss)	0.59%
Portfolio Turnover Rate	51%

Class I Shares
For a share outstanding during each year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.06	$28.45	$27.04	$23.82	$19.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.25	0.42	0.40	0.39	0.22
Net realized and unrealized gain/(loss)	3.21	(2.36)	1.36	2.98	4.57
Total from Investment Operations	3.46	(1.94)	1.76	3.37	4.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.45)	(0.35)	(0.15)	(0.22)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.48)	(0.45)	(0.35)	(0.15)	(0.22)
Net Asset Value, End of Period	$29.04	$26.06	$28.45	$27.04	$23.82
Total Return*	13.58%	(6.87)%	6.60%	14.16%	25.00%
Net Assets, End of Period (in thousands)	$3,642,386	$2,966,703	$2,333,559	$1,389,207	$872,974
Average Net Assets for the Period (in thousands)	$2,966,203	$2,631,335	$1,879,501	$1,146,575	$747,361
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.06%	1.10%	1.12%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.06%	1.10%	1.12%	1.16%
Ratio of Net Investment Income/(Loss)	0.94%	1.65%	1.46%	1.47%	1.04%
Portfolio Turnover Rate	51%	45%	71%	74%	129%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JULY 31, 2017

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$26.05	$27.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.33
Net realized and unrealized gain/(loss)	3.05	(1.02)
Total from Investment Operations	3.47	(0.69)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.44)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.49)	(0.44)
Net Asset Value, End of Period	$29.03	$26.05
Total Return*	13.61%	(2.57)%
Net Assets, End of Period (in thousands)	$10,041	$714
Average Net Assets for the Period (in thousands)	$2,895	$681
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.08%
Ratio of Net Investment Income/(Loss)	1.55%	1.96%
Portfolio Turnover Rate	51%	45%

Class R Shares
For a share outstanding during each year ended July 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.55	$27.97	$26.59	$23.44	$18.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.28	0.24	0.22	0.07
Net realized and unrealized gain/(loss)	3.16	(2.35)	1.35	2.95	4.51
Total from Investment Operations	3.24	(2.07)	1.59	3.17	4.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.35)	(0.21)	(0.02)	(0.07)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.38)	(0.35)	(0.21)	(0.02)	(0.07)
Net Asset Value, End of Period	$28.41	$25.55	$27.97	$26.59	$23.44
Total Return*	12.89%	(7.45)%	6.05%	13.54%	24.23%
Net Assets, End of Period (in thousands)	$23,071	$20,056	$14,173	$9,966	$7,180
Average Net Assets for the Period (in thousands)	$21,398	$16,793	$11,221	$8,586	$6,809
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.67%	1.63%	1.68%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.67%	1.63%	1.68%	1.76%
Ratio of Net Investment Income/(Loss)	0.29%	1.12%	0.89%	0.85%	0.34%
Portfolio Turnover Rate	51%	45%	71%	74%	129%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.06
Total Return*	2.07%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%
Ratio of Net Investment Income/(Loss)	0.38%
Portfolio Turnover Rate	51%

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)(2)
Net realized and unrealized gain/(loss)	0.63
Total from Investment Operations	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.07
Total Return*	2.11%
Net Assets, End of Period (in thousands)	$9,475
Average Net Assets for the Period (in thousands)	$2,712
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	(0.68)%
Portfolio Turnover Rate	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JULY 31, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Opportunities Fund (formerly named Henderson International Opportunities Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Opportunities Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I, Class N, and Class R Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares and Class IF Predecessor Fund shares were exchanged for Class I Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The shareholders of the Predecessor Fund received shares of the Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Share Class Prior to Reorganization	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Share Class Issued by the Fund	New Shares Issued by the Fund
Class A	23,541,819	1.00	Class A	23,541,819
Class C	16,484,558	1.00	Class C	16,484,558
Class I	107,695,138	1.00	Class I	107,695,138
Class IF	17,646,764	1.00	Class I	17,724,444
Class R	819,685	1.00	Class R	819,685
Class R6	351,854	1.00	Class N	351,854

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on June 2, 2017, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$-	$4,346,852,599	$4,346,852,599
Accumulated Net Investment Income	$-	$(3,209,691)	$(3,209,691)
Accumulated Net Realized Gain	$-	$(583,042,039)	$(583,042,039)
Net Unrealized Appreciation	$-	$960,497,770	$960,497,770
Net Assets	$-	$4,721,098,639	$4,721,098,639
Cost of Investments	$-	$3,603,936,494	$3,603,936,494

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to

Janus Investment Fund	23

Janus Henderson International Opportunities Fund

Notes to Financial Statements

the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

As of November 4, 2015, outstanding Class B shares of the Predecessor Fund were terminated. All outstanding Class B shares as of that date were converted into Class A shares within the Predecessor Fund.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

24	JULY 31, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	25

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

26	JULY 31, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended July 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

Janus Investment Fund	27

Janus Henderson International Opportunities Fund

Notes to Financial Statements

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

During the year ended July 31, 2017, the average ending monthly currency value amounts on sold forward currency contracts is $321,640,891. There were no forward currency contracts held at July 31, 2017.

28	JULY 31, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended July 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$22,974,836	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ 8,556,008	(a)

(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and

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Notes to Financial Statements

asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

30	JULY 31, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Prior to the Reorganization, State Street Bank and Trust Company (SSB) acted as the securities lending agent. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee. Prior to the Reorganization, cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, a 1940 Act registered open-end mutual fund used exclusively for SSB securities lending clients.

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Janus Henderson International Opportunities Fund

Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	1.00
Next $1 Billion	0.90
Next $1 Billion	0.80
Next $1 Billion	0.70
Next $5 Billion	0.60
Above $10 Billion	0.50

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $2 Billion	1.00
Next $1 Billion	0.90
Next $1 Billion	0.80
Next $1 Billion	0.70
Next $5 Billion	0.60
Above $10 Billion	0.50

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.94% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. In addition, until June 5, 2018, Janus Capital has agreed to reduce the administrative services fee payable by the Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets, in order to maintain the total net expense ratio of such share class as of the most recent fiscal year end of the Predecessor Fund. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 2.00%, 2.75%, 1.75%, 2.25%, 1.75% and 1.80% for Class A, Class C, Class I, Class R, Class R6, and Class IF, respectively.

32	JULY 31, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average

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Janus Henderson International Opportunities Fund

Notes to Financial Statements

daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A, Class B (until termination on November 4, 2015), Class C, Class R, and Class IF shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, and annual fee of 1.00% of the average daily net assets attributable to Class B (until termination on November 4, 2015) and Class C shares, an annual fee of 0.50% of the average daily net assets attributable to Class R shares and an annual fee of 0.05% of the average daily net assets attributable to Class IF Shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $317,382 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended July 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of July 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended July 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be

34	JULY 31, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended July 31, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

In December 2015, the Predecessor Fund’s custodian, State Street Bank and Trust Company (SSB), announced that it had identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed “out-of-pocket” (OOP) costs, during and 18-year period from 1998 until early November 2015. The issue was the result of an inaccurate billing rate that was not subsequently reviewed or adjusted. Over time, as volumes increased or costs decreased, the gap between the amount SSB charged as a pass-through expense to clients and the actual cost grew. As OOP charges are not subject to a clear fee schedule, clients largely had no ability to identify the issue. The amount of the differences in what was and what should have been charged, plus interest, was paid back to clients in July 2016 as a reimbursement. The Predecessor Fund’s Trust commenced operations in 2001 and all Predecessor Funds were impacted by this matter. SSB reimbursed the Predecessor Fund directly, which was recognized as a change in accounting estimate and was reflected as an offset to the July 31, 2016 annual period custody expense and resulted in a decrease in gross expenses incurred. Pursuant to the expense limitations, certain sub-scale funds experienced investment advisor fee waivers during the July 31, 2016 annual period. Accordingly, the reduction in the July 31, 2016 annual period custody expense was offset by a reduction in the July 31, 2016 annual period expense waivers, thereby resulting in no net expense or net asset impact. To the extent there were no July 31, 2016 annual period expense waivers, the reduction in the July 31, 2016 annual period custody expense resulted in lower net expenses and a positive net asset impact. The reduction to the July 31, 2016 custody expense was $184,083. The reduction to the July 31, 2016 waiver/reimbursement was $0. The net investment income and net asset impact for July 31, 2016 was $184,083.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended July 31, 2017, Janus Distributors retained upfront sales charges of $57,352.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended July 31, 2017, redeeming shareholders of Class A Shares paid CDSCs of $7,223 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended July 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $38,890.

Janus Investment Fund	35

Janus Henderson International Opportunities Fund

Notes to Financial Statements

As of July 31, 2017, shares of the Fund were owned by affiliates of Janus Capital Group Inc., and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	3	-
Class I Shares	-	-
Class N Shares	-	-
Class R Shares	-	-
Class S Shares	100	-
Class T Shares	1	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 37,849,847	$ -	$(597,281,534)	$ -	$ -	$ (115,758)	$1,018,991,244

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended July 31, 2017
	No Expiration
July 31, 2018	Short-Term	Long-Term	Accumulated Capital Losses
$(298,194,218)	$(131,969,320)	$(167,117,996)	$ (597,281,534)

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Janus Henderson International Opportunities Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,745,679,952	$1,071,607,513	$(52,616,269)	$ 1,018,991,244

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended July 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 75,797,840	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 70,145,294	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 25,082,511	$ (25,082,511)

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Janus Henderson International Opportunities Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended July 31, 2017(1)(2)		Year ended July 31, 2016(3)(4)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	5,734,204	$ 152,123,381	14,537,408	$ 374,521,319
Reinvested dividends and distributions	343,347	8,624,883	728,637	19,476,476
Shares repurchased	(14,298,557)	(376,083,078)	(42,216,227)	(1,077,966,682)
Net Increase/(Decrease)	(8,221,006)	$ (215,334,814)	(26,950,182)	$ (683,968,887)
Class B Shares:
Shares sold	N/A	N/A	635	$ 16,837
Reinvested dividends and distributions	N/A	N/A	-	-
Shares repurchased	N/A	N/A	(644,055)	(16,368,252)
Net Increase/(Decrease)	N/A	N/A	(643,420)	$ (16,351,415)
Class C Shares:
Shares sold	1,745,051	$ 42,949,004	3,655,206	$ 88,932,601
Reinvested dividends and distributions	137,134	3,226,754	139,895	3,505,773
Shares repurchased	(6,480,225)	(160,103,722)	(3,832,269)	(90,893,015)
Net Increase/(Decrease)	(4,598,040)	$ (113,927,964)	(37,168)	$ 1,545,359
Class D Shares:
Shares sold	60,302	$ 1,719,962	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(1,055)	(30,651)	-	-
Net Increase/(Decrease)	59,247	$ 1,689,311	N/A	N/A
Class I Shares:
Shares sold	34,685,334	$ 919,220,173	62,565,571	$1,605,372,241
Reinvested dividends and distributions	1,829,668	45,833,170	1,405,231	37,491,564
Shares repurchased	(42,676,380)	(1,119,439,949)	(32,119,402)	(813,512,678)
Class IF Shares acquired	17,724,444	448,881,561	N/A	N/A
Net Increase/(Decrease)	11,563,066	$ 294,494,955	31,851,400	$ 829,351,127
Class IF Shares:
Shares sold	-	$ -	25,547,838	$ 652,904,907
Reinvested dividends and distributions	341,676	8,593,150	-	-
Shares repurchased	(5,669,911)	(148,083,147)	(2,572,839)	(64,534,675)
Shares merged into Class I	(17,646,764)	(448,881,561)	N/A	N/A
Net Increase/(Decrease)	(22,974,999)	$ (588,371,558)	22,974,999	$ 588,370,232
Class N Shares:
Shares sold	365,135	$ 10,065,323	27,065	$ 734,407
Reinvested dividends and distributions	486	12,169	434	11,583
Shares repurchased	(47,190)	(1,287,979)	(107)	(2,746)
Net Increase/(Decrease)	318,431	$ 8,789,513	27,392	$ 743,244
Class R Shares:
Shares sold	308,614	$ 7,927,816	524,369	$ 13,083,736
Reinvested dividends and distributions	3,578	88,057	3,313	86,984
Shares repurchased	(285,053)	(7,387,832)	(249,361)	(6,203,406)
Net Increase/(Decrease)	27,139	$ 628,041	278,321	$ 6,967,314

38	JULY 31, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

	Year ended July 31, 2017(1)(2)		Year ended July 31, 2016(3)(4)
	Shares	Amount	Shares	Amount
Class S Shares:
Shares sold	1,750	$ 50,010	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	1,750	$ 50,010	N/A	N/A
Class T Shares:
Shares sold	329,800	$ 9,386,637	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(3,857)	(110,766)	-	-
Net Increase/(Decrease)	325,943	$ 9,275,871	N/A	N/A
(1)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.
(2)	Class IF Shares’ inception date was March 31, 2016. Class IF Shares merged into Class I Shares effective June 2, 2017.
(3)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.
(4)	Class B Shares terminated November 4, 2015.

7. Purchases and Sales of Investment Securities

For the year ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,241,344,918	$2,831,760,953	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

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Janus Henderson International Opportunities Fund

Notes to Financial Statements

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to July 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson International Opportunities Fund

Notes to Financial Statements

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson International Opportunities Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of July 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado

September 18, 2017

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Janus Henderson International Opportunities Fund

Report of Independent Registered Public Accounting Firm

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was July 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Useful Information About Your Fund Report (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson International Opportunities Fund into Janus Henderson International Opportunities Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson International Opportunities Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
171,938,485.540	86,577,472.123	363,510.836	420,129.330	0.000	87,361,112.289

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
50.354	0.211	0.244	0.000	50.810	99.103	0.416	0.481	0.000	100.000

[1] Shareholders of Henderson Global Funds series portfolios.

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Janus Henderson International Opportunities Fund

Shareholder Meeting (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended July 31, 2017:

Foreign Taxes Paid	$9,049,145
Foreign Source Income	$96,216,952
Dividends Received Deduction Percentage	4%
Qualified Dividend Income Percentage	100%

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Janus Henderson International Opportunities Fund

Designation Requirements (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

78	JULY 31, 2017

Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	79

Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski** 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
** Susan K. Wold replaced David R. Kowalski as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer effective September 1, 2017.

80	JULY 31, 2017

Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

NotesPage1

Janus Investment Fund	81

Janus Henderson International Opportunities Fund

Notes

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93082 09-17

82	JULY 31, 2017

ANNUAL REPORT July 31, 2017

Janus Henderson International Small Cap Fund (formerly named Henderson International Small Cap Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Small Cap Fund

Janus Henderson International Small Cap Fund (unaudited)

FUND SNAPSHOT

An international small-cap fund that uses fundamental analysis and bottom-up research to uncover attractively valued companies. The Fund uses a value-oriented approach to identify companies believed to be mispriced by the market and that have the potential to outperform the market over the long term.

Ollie Beckett co-portfolio manager	Andrew Gillan co-portfolio manager	Yunyoung Lee, CFA co-portfolio manager	Nicholas Sheridan co-portfolio manager

FUND PERFORMANCE

The Janus Henderson International Small Cap Fund’s I shares returned 26.04% over the period between the Fund’s inception, December 15, 2016, and July 31, 2017. The Fund’s benchmark, the MSCI EAFE Small Cap Index (Net), returned 24.09% over the same period.

INVESTMENT ENVIRONMENT

International equities performed strongly over the period with Continental European, Asian and Emerging Markets the standouts. International has exhibited strong growth momentum both in GDP terms and at the earnings level, which is especially significant in the European context.

PERFORMANCE DISCUSSION

It was very pleasing to launch the Fund in mid-December 2016, working with fund managers covering the European, Asian and Japanese small-cap markets. We have introduced approximately 71 holdings to the portfolio offering good diversification by geography, sector and individual stock.

Although the Fund is still in its early days, it has been encouraging to post both positive absolute and relative returns. BE Semiconductor contributed due to strong demand for their chips used in next-generation mobile devices. en-Japan, a recruitment website and consulting services company, and Fuso, a major producer of malic acid, a colorless, crystalline compound in fruit, apples and cherries, and a critical component of food additives and preservatives, also contributed to performance. Peab, a Swedish construction and engineering firm, and Com Hem Holding, a Swedish telecommunication company, round out the Fund’s top contributors over the period.

J Trust detracted. The financial services stock fell after declines in its minority holding in Group Lease. With its Korean business now entering a negative credit cycle with higher interest rates, we have decided to exit our holding. Other detractors include Norway Royal Salmon, which underperformed on potential fines from their regulator; however, the issues raised around triploid salmon production now seem resolved and we remain owners. OneSavings Bank, a UK challenger bank; Okuma, an Industrial machinery firm; and Clarion, a producer of karaoke machines and car radios, complete the list of detractors.

Activity continues to be driven by our fundamental, screening approach.

OUTLOOK

Looking forward, while it is impossible to forecast short-term market moves, the environment for International equities appears more positive than it has for some time. Brexit aside, political concerns in Europe appear to be diminishing, global economic data is strong, corporate results season has been broadly positive and valuation ratings are attractive, particularly on a relative basis when compared to the U.S.

Thank you for your investment in Janus Henderson International Small Cap Fund.

Janus Investment Fund	1

Janus Henderson International Small Cap Fund (unaudited)

Fund At A Glance

July 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	BE Semiconductor Industries NV	1.40%	J Trust Co Ltd	-0.40%
	en-japan Inc	1.15%	Norway Royal Salmon ASA	-0.28%
	Fuso Chemical Co Ltd	0.94%	OneSavings Bank PLC	-0.15%
	Com Hem Holding AB	0.89%	Okuma Corp	-0.10%
	Peab AB	0.89%	Clarion Co Ltd	-0.10%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Small Cap Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.45%	18.44%	10.87%
	Industrials	0.98%	22.69%	21.99%
	Energy	0.83%	1.34%	2.73%
	Consumer Discretionary	0.51%	19.11%	15.86%
	Real Estate	0.46%	3.13%	10.73%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Small Cap Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	-0.20%	5.60%	6.81%
	Materials	-0.07%	12.59%	9.29%
	Health Care	-0.06%	0.45%	7.09%
	Other**	0.02%	0.00%	0.01%
	Utilities	0.13%	0.87%	1.99%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

2	JULY 31, 2017

Janus Henderson International Small Cap Fund (unaudited)

Fund At A Glance

July 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
BE Semiconductor Industries NV
Semiconductor & Semiconductor Equipment	2.1%
en-japan Inc
Professional Services	1.9%
Fuso Chemical Co Ltd
Chemicals	1.7%
Peab AB
Construction & Engineering	1.7%
Lenzing AG
Chemicals	1.7%
9.1%

Asset Allocation - (% of Net Assets)
Common Stocks	96.7%
Investment Companies	2.6%
Other	0.7%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of July 31, 2017

Janus Investment Fund	3

Janus Henderson International Small Cap Fund (unaudited)

Performance

See important disclosures on the next page.

		Expense Ratios - per the June 5, 2017
Cumulative Total Return - for the periods ended July 31, 2017		prospectuses (estimated for the fiscal year)
	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	25.85%	3.56%	1.45%
Class A Shares at MOP	18.61%
Class C Shares at NAV	25.25%	4.26%	2.13%
Class C Shares at CDSC	24.25%
Class D Shares(1)	25.93%	3.41%	1.25%
Class I Shares	26.04%	3.23%	1.11%
Class N Shares	27.30%	3.20%	1.08%
Class S Shares	25.77%	3.70%	1.58%
Class T Shares	25.91%	3.46%	1.34%
MSCI EAFE Small Cap Index (Net)	24.09%
MSCI EAFE Small Cap Index (Gross)	24.47%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

4	JULY 31, 2017

Janus Henderson International Small Cap Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson International Small Cap Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class R6 Shares of the Predecessor Fund were reorganized into Class N Shares of the Fund. Class R6 Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 15, 2016. Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class A Shares, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class C Shares, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Rankings are not provided for funds that are less than a year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI EAFE Small Cap Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI EAFE Small Cap Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The predecessor Fund’s inception date – December 15, 2016

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson International Small Cap Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period (2/1/17 - 7/31/17)*	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period (2/1/17 - 7/31/17)†	Net Annualized Expense Ratio (2/1/17 - 7/31/17)
Class A Shares	$1,000.00	$1,047.70	$2.11	$1,000.00	$1,018.25	$6.61	1.32%
Class C Shares	$1,000.00	$1,046.10	$3.34	$1,000.00	$1,014.43	$10.44	2.09%
Class D Shares	$1,000.00	$1,047.70	$1.90	$1,000.00	$1,018.89	$5.96	1.19%
Class I Shares	$1,000.00	$1,047.70	$1.71	$1,000.00	$1,019.49	$5.36	1.07%
Class N Shares	$1,000.00	$1,187.50	$6.45	$1,000.00	$1,018.89	$5.96	1.19%
Class S Shares	$1,000.00	$1,047.70	$2.51	$1,000.00	$1,017.01	$7.85	1.57%
Class T Shares	$1,000.00	$1,047.70	$2.11	$1,000.00	$1,018.25	$6.61	1.32%
*

Actual Expenses Paid During Period for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares and Class T Shares reflect only the inception period for the Fund (June 5, 2017 to July 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 57/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For Class N Shares, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JULY 31, 2017

Janus Henderson International Small Cap Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – 96.7%
Air Freight & Logistics – 1.3%
Cia de Distribucion Integral Logista Holdings SA	.3,474	$89,851
Auto Components – 7.9%
Cie Plastic Omnium SA	2,504	96,329
Faurecia	1,817	100,936
Leoni AG	1,492	88,277
SAF-Holland SA	4,623	81,755
TS Tech Co Ltd	2,800	83,190
Xinyi Glass Holdings Ltd*	94,000	97,242
		547,729
Banks – 2.6%
Aldermore Group PLC*	28,316	81,133
SpareBank 1 SMN	9,783	98,944
		180,077
Building Products – 2.7%
Sanwa Holdings Corp	7,900	85,572
Takasago Thermal Engineering Co Ltd	6,000	100,263
		185,835
Capital Markets – 1.3%
Banca Generali SpA	2,602	92,399
Chemicals – 3.4%
Fuso Chemical Co Ltd	3,600	120,022
Lenzing AG	655	117,074
		237,096
Commercial Services & Supplies – 1.1%
Intrum Justitia AB	2,330	75,863
Communications Equipment – 1.2%
VTech Holdings Ltd	5,600	81,018
Construction & Engineering – 5.9%
Kumagai Gumi Co Ltd	25,000	86,637
Maire Tecnimont SpA	20,192	113,244
Peab AB	10,153	119,249
Penta-Ocean Construction Co Ltd	14,800	88,212
		407,342
Consumer Finance – 1.3%
Cembra Money Bank AG*	1,013	90,905
Diversified Telecommunication Services – 1.7%
Com Hem Holding AB	8,003	117,000
Electrical Equipment – 2.7%
Daihen Corp	10,000	89,359
Philips Lighting NV	2,602	98,867
		188,226
Electronic Equipment, Instruments & Components – 5.6%
Electrocomponents PLC	12,431	101,673
Topcon Corp	4,700	80,586
V Technology Co Ltd	600	103,094
Venture Corp Ltd	10,800	104,987
		390,340
Food & Staples Retailing – 2.9%
Matsumotokiyoshi Holdings Co Ltd	1,700	104,872
Metcash Ltd	44,668	93,601
		198,473
Food Products – 1.0%
Norway Royal Salmon ASA	4,027	69,162
Hotels, Restaurants & Leisure – 4.3%
Corporate Travel Management Ltd	6,003	107,211
GVC Holdings PLC	10,233	103,742
Scandic Hotels Group AB	6,253	86,961
		297,914

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Small Cap Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – (continued)
Household Durables – 3.7%
Bellway PLC	.2,098	$88,288
JM AB	2,324	81,599
Redrow PLC	10,817	84,477
		254,364
Information Technology Services – 3.9%
Itochu Techno-Solutions Corp	2,900	101,025
NEC Networks & System Integration Corp	3,700	80,894
Sopra Steria Group	532	91,972
		273,891
Insurance – 4.3%
Alm Brand A/S	9,789	98,178
ASR Nederland NV	2,319	87,703
Storebrand ASA	13,678	114,237
		300,118
Internet & Direct Marketing Retail – 1.3%
N Brown Group PLC	22,569	93,010
Leisure Products – 1.2%
Tomy Co Ltd	6,800	83,219
Machinery – 3.9%
Outotec OYJ*	12,343	80,503
Pfeiffer Vacuum Technology AG	626	106,148
Toshiba Machine Co Ltd	18,000	85,567
		272,218
Marine – 1.5%
Dfds A/S	1,874	106,894
Media – 2.3%
Metropole Television SA	3,409	82,541
Southern Cross Media Group Ltd	71,798	76,087
		158,628
Metals & Mining – 3.8%
AMG Advanced Metallurgical Group NV	2,808	96,989
Bekaert SA	1,775	85,828
Tokyo Steel Manufacturing Co Ltd	9,600	82,388
		265,205
Multi-Utilities – 1.5%
Iren SpA	41,291	105,084
Oil, Gas & Consumable Fuels – 1.3%
Gaztransport Et Technigaz SA	1,976	94,121
Personal Products – 1.2%
Oriflame Holding AG	2,198	84,419
Professional Services – 4.7%
en-japan Inc	4,700	134,950
JAC Recruitment Co Ltd	5,100	83,234
Teleperformance	762	106,118
		324,302
Real Estate Management & Development – 2.5%
Goldcrest Co Ltd	3,900	86,965
Yanlord Land Group Ltd	66,400	88,710
		175,675
Semiconductor & Semiconductor Equipment – 2.1%
BE Semiconductor Industries NV	2,266	147,199
Software – 2.7%
Broadleaf Co Ltd	13,200	88,854
Systena Corp	4,300	98,694
		187,548
Specialty Retail – 1.5%
Luk Fook Holdings International Ltd	28,000	102,886

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JULY 31, 2017

Janus Henderson International Small Cap Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 1.6%
Logitech International SA	.3,069	$111,591
Thrifts & Mortgage Finance – 2.2%
Aareal Bank AG	1,950	81,480
OneSavings Bank PLC	14,014	73,061
		154,541
Trading Companies & Distributors – 2.6%
Nishio Rent All Co Ltd	2,600	86,682
Seven Group Holdings Ltd	9,886	94,566
		181,248
Total Common Stocks (cost $5,800,257)		6,725,391
Investment Companies – 2.6%
Money Markets – 2.6%
Fidelity Investments Money Market Treasury Portfolio, 0.9400%ºº (cost $177,767)	177,767	177,767
Total Investments (total cost $5,978,024) – 99.3%		6,903,158
Cash, Receivables and Other Assets, net of Liabilities – 0.7%		47,897
Net Assets – 100%		$6,951,055

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$1,954,279	28.3%
United Kingdom	625,384	9.0
France	572,017	8.3
Sweden	565,091	8.2
Netherlands	430,758	6.2
Australia	371,465	5.4
Germany	357,660	5.2
Italy	310,727	4.5
Norway	282,343	4.1
Hong Kong	281,146	4.1
Denmark	205,072	3.0
Switzerland	202,496	2.9
Singapore	193,697	2.8
United States	177,767	2.6
Austria	117,074	1.7
Spain	89,851	1.3
Belgium	85,828	1.2
Finland	80,503	1.2

Total	$6,903,158	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Small Cap Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Small Cap Index	MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index reflects the performance of small capitalization equities across developed markets, excluding the U.S. and Canada.

PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of July 31, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of July 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$6,725,391	$-	$-
Investment Companies	177,767	-	-
Total Assets	$6,903,158	$-	$-

10	JULY 31, 2017

Janus Henderson International Small Cap Fund

Statement of Assets and Liabilities

July 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$5,978,024
Investments, at value	6,903,158
Initial offering costs	10,522
Non-interested Trustees' deferred compensation	123
Receivables:
Fund shares sold	57,125
Due from adviser	7,763
Dividends	4,122
Foreign tax reclaims	3,243
Other assets	254
Total Assets	6,986,310
Liabilities:
Payables:	—
Professional fees	25,091
Advisory fees	5,492
Custodian fees	2,492
Transfer agent fees and expenses	576
Non-interested Trustees' deferred compensation fees	123
12b-1 Distribution and shareholder servicing fees	65
Fund administration fees	45
Accrued expenses and other payables	1,371
Total Liabilities	35,255
Net Assets	$6,951,055

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Small Cap Fund

Statement of Assets and Liabilities

July 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,541,519
Undistributed net investment income/(loss)	102,043
Undistributed net realized gain/(loss) from investments and foreign currency transactions	382,279
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	925,214
Total Net Assets	$6,951,055
Net Assets - Class A Shares	$52,397
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,116
Net Asset Value Per Share(1)	$12.73
Maximum Offering Price Per Share(2)	$13.51
Net Assets - Class C Shares	$52,334
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,116
Net Asset Value Per Share(1)	$12.71
Net Assets - Class D Shares	$262,513
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,618
Net Asset Value Per Share	$12.73
Net Assets - Class I Shares	$53,693
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,218
Net Asset Value Per Share	$12.73
Net Assets - Class N Shares	$6,420,260
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	504,149
Net Asset Value Per Share	$12.73
Net Assets - Class S Shares	$52,377
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,116
Net Asset Value Per Share	$12.73
Net Assets - Class T Shares	$57,481
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,516
Net Asset Value Per Share	$12.73

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JULY 31, 2017

Janus Henderson International Small Cap Fund

Statement of Operations

For the period ended July 31, 2017(1)

Investment Income:
Dividends	$149,879
Other income	301
Foreign tax withheld	(15,583)
Total Investment Income	134,597
Expenses:
Advisory fees	35,592
12b-1Distribution and shareholder servicing fees:
Class A Shares	20
Class C Shares	80
Class S Shares	20
Transfer agent administrative fees and expenses:
Class D Shares	16
Class S Shares	20
Class T Shares	20
Other transfer agent fees and expenses:
Class N Shares	869
Professional fees	33,377
Initial organization and offering costs	29,948
Accounting systems fee	14,982
Custodian fees	8,611
Shareholder reports expense	1,520
Registration fees	948
Fund administration fees	728
Non-interested Trustees’ fees and expenses	99
Total Expenses	126,850
Less: Excess Expense Reimbursement	(83,722)
Net Expenses	43,128
Net Investment Income/(Loss)	91,469
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	369,861
Total Net Realized Gain/(Loss) on Investments	369,861
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	925,214
Total Change in Unrealized Net Appreciation/Depreciation	925,214
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,386,544

(1)  Period from December 15, 2016 (inception date of the Fund and Class N) through July 31, 2017. Period from June 5, 2017 (inception date) through July 31, 2017 for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Small Cap Fund

Statements of Changes in Net Assets

Period ended July 31, 2017(1)

Operations:
Net investment income/(loss)	$91,469
Net realized gain/(loss) on investments	369,861
Change in unrealized net appreciation/depreciation	925,214
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,386,544
Capital Share Transactions:
Class A Shares	50,010
Class C Shares	50,010
Class D Shares	256,913
Class I Shares	51,244
Class N Shares	5,051,314
Class S Shares	50,010
Class T Shares	55,010
Net Increase/(Decrease) from Capital Share Transactions	5,564,511
Net Increase/(Decrease) in Net Assets	6,951,055
Net Assets:
Beginning of period	—
End of period	$6,951,055

Undistributed Net Investment Income/(Loss)	$102,043

(1) Period from December 15, 2016 (inception date of the Fund and Class N) through July 31, 2017. Period from June 5, 2017 (inception date) through July 31, 2017 for Class A Shares, Class C, Shares, Class D Shares, Class I Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

14	JULY 31, 2017

Janus Henderson International Small Cap Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.73
Total Return*	4.77%
Net Assets, End of Period (in thousands)	$52
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%
Ratio of Net Investment Income/(Loss)	0.46%
Portfolio Turnover Rate	69%

Class C Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.71
Total Return*	4.61%
Net Assets, End of Period (in thousands)	$52
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.09%
Ratio of Net Investment Income/(Loss)	(0.31)%
Portfolio Turnover Rate	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Small Cap Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.73
Total Return*	4.77%
Net Assets, End of Period (in thousands)	$263
Average Net Assets for the Period (in thousands)	$84
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	0.55%
Portfolio Turnover Rate	69%

Class I Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.73
Total Return*	4.77%
Net Assets, End of Period (in thousands)	$54
Average Net Assets for the Period (in thousands)	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%
Ratio of Net Investment Income/(Loss)	0.71%
Portfolio Turnover Rate	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JULY 31, 2017

Janus Henderson International Small Cap Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18
Net realized and unrealized gain/(loss)	2.55
Total from Investment Operations	2.73
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.73
Total Return*	27.30%
Net Assets, End of Period (in thousands)	$6,420
Average Net Assets for the Period (in thousands)	$5,673
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	2.56%
Portfolio Turnover Rate	69%

Class S Shares
For a share outstanding during the period ended July 31	2017(3)
Net Asset Value, Beginning of Period	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(4)
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.73
Total Return*	4.77%
Net Assets, End of Period (in thousands)	$52
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.57%
Ratio of Net Investment Income/(Loss)	0.21%
Portfolio Turnover Rate	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2016 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Small Cap Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.73
Total Return*	4.77%
Net Assets, End of Period (in thousands)	$57
Average Net Assets for the Period (in thousands)	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%
Ratio of Net Investment Income/(Loss)	0.47%
Portfolio Turnover Rate	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JULY 31, 2017

Janus Henderson International Small Cap Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Small Cap Fund (formerly named Henderson International Small Cap Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Small Cap Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the Class R6 Predecessor Fund shares (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The shareholders of the Predecessor Fund received shares of the Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Share Class Prior to Reorganization	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Share Class Issued by the Fund	New Shares Issued by the Fund
Class R6	500,000	1.00	Class N	500,000

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on June 2, 2017, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$-	$5,000,000	$5,000,000
Accumulated Net Investment Income	$-	$84,573	$84,573
Accumulated Net Realized Gain	$-	$133,447	$133,447
Net Unrealized Appreciation	$-	$856,936	$856,936
Net Assets	$-	$6,074,956	$6,074,956
Cost of Investments	$-	$5,105,428	$5,105,428

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the

Janus Investment Fund	19

Janus Henderson International Small Cap Fund

Notes to Financial Statements

Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

20	JULY 31, 2017

Janus Henderson International Small Cap Fund

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	21

Janus Henderson International Small Cap Fund

Notes to Financial Statements

Deferred Offering Costs

Costs incurred in connection with the offering and initial registration of the Predecessor Fund were deferred in conformity with accounting principles generally accepted in the United States of America and are amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by the Predecessor Fund will be fully amortized to expense as of December 15, 2017.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22	JULY 31, 2017

Janus Henderson International Small Cap Fund

Notes to Financial Statements

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law

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Janus Henderson International Small Cap Fund

Notes to Financial Statements

amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	0.99
Next $500 Million	0.89
Above $1 Billion	0.84

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $500 Million	0.99
Next $500 Million	0.89
Above $1 Billion	0.84

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 1.06% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.24% for Class R6.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not

24	JULY 31, 2017

Janus Henderson International Small Cap Fund

Notes to Financial Statements

limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution

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Janus Henderson International Small Cap Fund

Notes to Financial Statements

and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $317,382 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended July 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of July 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended July 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the period ended July 31, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

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Janus Henderson International Small Cap Fund

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended July 31, 2017.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended July 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended July 31, 2017, redeeming shareholders of Class C Shares paid CDSCs of $130.

As of July 31, 2017, shares of the Fund were owned by affiliates of Janus Capital Group Inc., and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	100%	1%
Class C Shares	100	1
Class D Shares	25	1
Class I Shares	98	1
Class N Shares	-	-
Class S Shares	100	1
Class T Shares	91	1

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 488,404	$ -	$ -	$ -	$ -	$ (4,002)	$ 925,134

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Janus Henderson International Small Cap Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,978,024	$ 969,573	$ (44,439)	$ 925,134

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended July 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (22,992)	$ 10,574	$ 12,418

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Janus Henderson International Small Cap Fund

Notes to Financial Statements

5. Capital Share Transactions

	Period ended July 31, 2017(1)(2)
	Shares	Amount

Class A Shares:
Shares sold	4,116	$ 50,010
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	4,116	$ 50,010
Class C Shares:
Shares sold	4,116	$ 50,010
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	4,116	$ 50,010
Class D Shares:
Shares sold	20,619	$ 256,923
Reinvested dividends and distributions	-	-
Shares repurchased	(1)	(10)
Net Increase/(Decrease)	20,618	$ 256,913
Class I Shares:
Shares sold	4,218	$ 51,244
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	4,218	$ 51,244
Class N Shares:
Shares sold	504,149	$5,051,314
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	504,149	$5,051,314
Class S Shares:
Shares sold	4,116	$ 50,010
Reinvested dividends and distributions	-	-
Shares repurchased	-	-
Net Increase/(Decrease)	4,116	$ 50,010
Class T Shares:
Shares sold	4,755	$ 58,010
Reinvested dividends and distributions	-	-
Shares repurchased	(239)	(3,000)
Net Increase/(Decrease)	4,516	$ 55,010
(1)	Period from December 15, 2016 (inception date) through July 31, 2017 for class N shares.
(2)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class A Shares, Class C Shares, Class D Shares, Class I Shares , Class S Shares and Class T Shares.

6. Purchases and Sales of Investment Securities

For the period ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 9,363,054	$ 3,945,073	$ -	$ -

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Janus Henderson International Small Cap Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to July 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson International Small Cap Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson International Small Cap Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of July 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period December 15, 2016 (commencement of operations) through July 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, provides a reasonable basis for our opinion.

Denver, Colorado

September 12, 2017

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

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nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	49

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	53

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

54	JULY 31, 2017

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	55

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

56	JULY 31, 2017

Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was July 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

Janus Investment Fund	57

Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

58	JULY 31, 2017

Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	59

Janus Henderson International Small Cap Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended July 31, 2017:

Foreign Taxes Paid	$15,506
Foreign Source Income	$149,610
Qualified Dividend Income Percentage	26%

60	JULY 31, 2017

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	61

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

62	JULY 31, 2017

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	63

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

64	JULY 31, 2017

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	65

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

66	JULY 31, 2017

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	67

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

68	JULY 31, 2017

Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski** 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
** Susan K. Wold replaced David R. Kowalski as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer effective September 1, 2017.

Janus Investment Fund	69

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93084 09-17

ANNUAL REPORT July 31, 2017

Janus Henderson U.S. Growth Opportunities Fund (formerly named Henderson US Growth Opportunities Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Growth Opportunities Fund

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

FUND SNAPSHOT

The U.S. Growth Opportunities Fund is an actively managed U.S. growth strategy that engages in fundamental analysis to identify high-quality companies with strong growth characteristics. The strategy seeks long-term capital appreciation by investing in small-capitalization stocks.

PERFORMANCE

The Janus Henderson U.S. Growth Opportunities Fund’s I shares generated a return of 9.83% over the 12-month period from August 1, 2016, to July 31, 2017. The Fund’s benchmark, the Russell 3000 Growth Index, returned 18.02%.

INVESTMENT ENVIRONMENT

The investment environment was constructive for equities in the U.S. and abroad. The S&P 500 Index returned 16.04% and non-U.S. equities were also strong, returning 18.32% (MSCI EAFE). Growth equities outperformed value by a fair margin and small-cap equities bested large-cap equities; the outperformance of growth equities was driven by the strong performance in technology and health care.

From a quality perspective it was difficult for high-quality companies; those rated B or worse (low quality) returned 14.07% versus those rated B+ or better (high quality) returning 9.35%. Also illustrating a bias for low quality was the outperformance of high beta companies and non-earners.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark over the reporting period. The underperformance can be attributed to poor stock selection in the consumer discretionary and technology sectors.

The consumer discretionary sector was the largest detractor from performance as five of the 10 greatest detractors came from this sector. Tractor Supply Company was the biggest drag on performance, down 37.9% during the period. The decline in the company’s shares can be attributed to weak end markets, poor weather and a generally disruptive environment for retailers. These headwinds in retail were evident in other companies as well; weakness in TJX Companies, Under Armour and Ulta Beauty can all be somewhat attributed to changes in the way consumers are shopping and what they’re shopping for. The disruption by Amazon on traditional brick and mortar has been well documented but also pressuring retailers was the reluctance of consumers to utilize credit for purchases and the shopping habits of millennials (more experiences and less material items).

Within the technology sector, underperformance was a function of what wasn’t owned rather than what was owned. The Fund didn’t hold positions in Facebook, Apple, Amazon, Netflix or Microsoft which all were up during the period. Counterbalancing this weakness was the superior stock selection of the names that we did hold; five of the top 10 contributors came from the technology sector and all of which were up over 25%.

Adobe Systems was the greatest contributor to performance as its stock price rose 49.7%. The company continued to execute on their transition from a license software company to a software as a system (SaaS) platform. In addition, Microchip Technology contributed to positive performance as a result of being up 46.9%. The company benefited from general strength within semiconductors and also continued to exhibit strong fundamental characteristics.

Within the consumer discretionary sector, the Fund held a position in Panera Bread Co., which was up nearly 50% for the period; shares of the company increased after being acquired by JAB.

OUTLOOK

Market sentiment shifted in July as the Federal Reserve (Fed) commentary was perceived to be more dovish and inflation data continued to disappoint. This manifested in a risk-on market for equities and a rather negative environment for our style of investing. That being said, the long-term trend for rates is clearly higher and the Fed is in the process of conditioning the market for the shrinking of the balance sheet. Politics continue to be at the front of investors’ minds, although expectations for health care reform, tax reform or an infrastructure bill in 2017 seem to have diminished. Year-to-date investors have been

Janus Investment Fund	1

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

willing to reward companies with strong fundamentals and punish those that miss expectations. This revision back to a more fundamentally driven market has been refreshing and should continue, in spite of the recent low quality rally. This is why it is as important as ever to invest in high quality companies, with experienced management teams, a track record of consistent growth and the ability to expand organically despite the many challenges facing the global economy.

Thank you for your investment in Janus Henderson U.S. Growth Opportunities Fund.

2	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Fund At A Glance

July 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Adobe Systems Inc	1.59%	Tractor Supply Co	-1.10%
	Raymond James Financial Inc	1.51%	Cerner Corp	-0.77%
	Microchip Technology Inc	1.39%	Acuity Brands Inc	-0.72%
	Panera Bread Co - Class A	1.03%	JM Smucker Co	-0.67%
	CR Bard Inc	1.00%	TJX Cos Inc	-0.49%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Financials	1.16%	6.57%	5.92%
	Telecommunication Services	0.21%	0.00%	1.13%
	Energy	0.09%	0.00%	0.63%
	Real Estate	-0.02%	0.00%	0.01%
	Utilities	-0.02%	0.00%	0.09%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-3.18%	15.78%	20.11%
	Information Technology	-1.84%	33.11%	31.95%
	Industrials	-1.67%	11.59%	11.27%
	Other**	-0.61%	3.71%	0.00%
	Consumer Staples	-0.58%	9.09%	8.73%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Fund At A Glance

July 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Fiserv Inc
Information Technology Services	4.2%
Adobe Systems Inc
Software	3.7%
Visa Inc
Information Technology Services	3.7%
Raymond James Financial Inc
Capital Markets	3.6%
Microchip Technology Inc
Semiconductor & Semiconductor Equipment	3.5%
18.7%

Asset Allocation - (% of Net Assets)
Common Stocks	96.2%
Investment Companies	3.0%
Other	0.8%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of July 31, 2017	As of July 31, 2016

4	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended July 31, 2017			per the June 5, 2017 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	9.69%	7.96%	2.96%	1.17%
Class A Shares at MOP	3.38%	5.55%
Class C Shares at NAV	8.81%	7.15%	3.78%	1.92%
Class C Shares at CDSC	7.81%	7.15%
Class D Shares(1)	8.28%	6.47%	2.74%	0.96%
Class I Shares	9.83%	8.20%	2.30%	0.82%
Class N Shares	9.56%	7.41%	2.73%	0.83%
Class S Shares	7.92%	6.13%	3.07%	1.31%
Class T Shares	8.13%	6.36%	2.82%	1.06%
Russell 3000 Growth Index	18.02%	11.03%
Morningstar Quartile - Class I Shares	4th	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	1,428/1,470	970/1,423

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2019.

The expense ratios shown are estimated.

Janus Investment Fund	5

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson U.S. Growth Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Geneva Capital Management. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 18, 2014. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective July 10, 2017, Kristy Guay, Derek Pawlak and W. Scott Priebe are Co-Portfolio Managers of the Fund.

*The predecessor Fund’s inception date – December 18, 2014

(1) Closed to certain new investors.

6	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period (2/1/17 - 7/31/17)*	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period (2/1/17 - 7/31/17)†	Net Annualized Expense Ratio (2/1/17 - 7/31/17)
Class A Shares	$1,000.00	$1,086.20	$6.05	$1,000.00	$1,018.99	$5.86	1.17%
Class C Shares	$1,000.00	$1,082.20	$9.96	$1,000.00	$1,015.22	$9.64	1.93%
Class D Shares	$1,000.00	$996.00	$1.43	$1,000.00	$1,020.23	$4.61	0.92%
Class I Shares	$1,000.00	$1,086.60	$4.81	$1,000.00	$1,020.18	$4.66	0.93%
Class N Shares	$1,000.00	$1,084.00	$4.91	$1,000.00	$1,020.08	$4.76	0.95%
Class S Shares	$1,000.00	$995.10	$2.04	$1,000.00	$1,018.30	$6.56	1.31%
Class T Shares	$1,000.00	$995.10	$1.65	$1,000.00	$1,019.54	$5.31	1.06%
*

Actual Expenses Paid During Period for Class D Shares, Class S Shares and Class T Shares reflect only the inception period for the Fund (June 5, 2017 to July 31, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 57/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson U.S. Growth Opportunities Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – 96.2%
Banks – 2.8%
Bank of the Ozarks Inc	.5,213	$224,941
Biotechnology – 2.5%
Celgene Corp*	1,446	195,803
Capital Markets – 3.6%
Raymond James Financial Inc	3,417	284,260
Chemicals – 2.9%
Ecolab Inc	1,759	231,608
Electrical Equipment – 2.0%
Acuity Brands Inc	770	156,041
Electronic Equipment, Instruments & Components – 2.8%
Amphenol Corp	2,873	220,129
Food & Staples Retailing – 5.5%
Costco Wholesale Corp	1,333	211,294
Walgreens Boots Alliance Inc	2,797	225,634
		436,928
Food Products – 2.4%
JM Smucker Co	1,527	186,141
Health Care Equipment & Supplies – 6.3%
Cantel Medical Corp	2,460	182,532
CR Bard Inc	393	125,996
Danaher Corp	2,341	190,768
		499,296
Health Care Providers & Services – 3.1%
Henry Schein Inc*	1,327	241,793
Hotels, Restaurants & Leisure – 3.0%
Starbucks Corp	4,418	238,484
Information Technology Services – 7.9%
Fiserv Inc*	2,622	336,916
Visa Inc	2,916	290,317
		627,233
Internet Software & Services – 4.7%
Alphabet Inc*	175	165,462
CoStar Group Inc*	757	208,591
		374,053
Life Sciences Tools & Services – 4.5%
Bio-Techne Corp	1,727	200,177
Thermo Fisher Scientific Inc	882	154,817
		354,994
Machinery – 10.2%
Fortive Corp	3,123	202,183
IDEX Corp	1,796	209,306
Middleby Corp*	1,640	214,315
Snap-on Inc	1,158	178,564
		804,368
Media – 2.9%
Walt Disney Co	2,053	225,686
Semiconductor & Semiconductor Equipment – 3.5%
Microchip Technology Inc	3,448	275,978
Software – 15.5%
Adobe Systems Inc*	2,009	294,298
Intuit Inc	1,840	252,466
Red Hat Inc*	2,128	210,395
salesforce.com Inc*	1,827	165,892
Tyler Technologies Inc*	914	157,034
Ultimate Software Group Inc*	663	149,646
		1,229,731
Specialty Retail – 7.3%
Lowe's Cos Inc	1,640	126,936
TJX Cos Inc	3,354	235,820

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Schedule of Investments

July 31, 2017

Shares		Value
Common Stocks – (continued)
Specialty Retail – (continued)
Tractor Supply Co	.1,533	$86,032
Ulta Beauty Inc*	519	130,378
		579,166
Textiles, Apparel & Luxury Goods – 2.8%
VF Corp	3,580	222,640
Total Common Stocks (cost $6,061,427)		7,609,273
Investment Companies – 3.0%
Money Markets – 3.0%
Fidelity Investments Money Market Treasury Portfolio, 0.9400%ºº (cost $241,880)	241,880	241,880
Total Investments (total cost $6,303,307) – 99.2%		7,851,153
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		61,601
Net Assets – 100%		$7,912,754

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson U.S. Growth Opportunities Fund

Notes to Schedule of Investments and Other Information

Russell 3000® Growth Index	Russell 3000® Growth Index reflects the performance of U.S. equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.
MSCI EAFE®	MSCI EAFE® (Europe, Australasia, Far East) Growth Index reflects the performance of growth stocks from developed markets, excluding the U.S. and Canada.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of July 31, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of July 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$7,609,273	$-	$-
Investment Companies	241,880	-	-
Total Assets	$7,851,153	$-	$-

10	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Statement of Assets and Liabilities

July 31, 2017

Assets:
Investments, at cost	$6,303,307
Investments, at value	7,851,153
Non-interested Trustees' deferred compensation	141
Receivables:
Investments sold	76,694
Dividends	1,118
Fund shares sold	150
Other assets	20,652
Total Assets	7,949,908
Liabilities:
Payables:	—
Professional fees	31,368
Custodian fees	1,994
Transfer agent fees and expenses	1,521
12b-1 Distribution and shareholder servicing fees	665
Advisory fees	342
Non-interested Trustees' deferred compensation fees	141
Fund administration fees	93
Non-interested Trustees' fees and expenses	79
Accrued expenses and other payables	951
Total Liabilities	37,154
Net Assets	$7,912,754

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Growth Opportunities Fund

Statement of Assets and Liabilities

July 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,350,716
Undistributed net investment income/(loss)	(141)
Undistributed net realized gain/(loss) from investments	14,333
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	1,547,846
Total Net Assets	$7,912,754
Net Assets - Class A Shares	$2,085,688
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	170,728
Net Asset Value Per Share(1)	$12.22
Maximum Offering Price Per Share(2)	$12.97
Net Assets - Class C Shares	$198,986
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,612
Net Asset Value Per Share(1)	$11.98
Net Assets - Class D Shares	$5,458,613
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	443,865
Net Asset Value Per Share	$12.30
Net Assets - Class I Shares	$20,080
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,634
Net Asset Value Per Share	$12.29
Net Assets - Class N Shares	$49,926
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,072
Net Asset Value Per Share	$12.26
Net Assets - Class S Shares	$49,722
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,046
Net Asset Value Per Share	$12.29
Net Assets - Class T Shares	$49,739
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,046
Net Asset Value Per Share	$12.29

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Statement of Operations

For the year ended July 31, 2017(1)

Investment Income:
Dividends	$85,657
Other income	404
Total Investment Income	86,061
Expenses:
Advisory fees	66,045
12b-1Distribution and shareholder servicing fees:
Class A Shares	6,347
Class C Shares	1,959
Class S Shares	19
Transfer agent administrative fees and expenses:
Class D Shares	1,162
Class S Shares	19
Class T Shares	19
Transfer agent networking and omnibus fees:
Class A Shares	2,109
Class C Shares	104
Other transfer agent fees and expenses:
Class A Shares	556
Class C Shares	84
Class I Shares	37
Class N Shares	1,104
Registration fees	44,699
Professional fees	35,806
Accounting systems fee	9,921
Custodian fees	6,560
Fund administration fees	1,924
Shareholder reports expense	1,175
Non-interested Trustees’ fees and expenses	322
Other expenses	610
Total Expenses	180,581
Less: Excess Expense Reimbursement	(89,151)
Net Expenses	91,430
Net Investment Income/(Loss)	(5,369)
Net Realized Gain/(Loss) on Investments:
Investments	170,304
Total Net Realized Gain/(Loss) on Investments	170,304
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	656,417
Total Change in Unrealized Net Appreciation/Depreciation	656,417
Net Increase/(Decrease) in Net Assets Resulting from Operations	$821,352

(1) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Growth Opportunities Fund

Statements of Changes in Net Assets

	Year ended July 31, 2017(1)	Year ended July 31, 2016(2)(3)

Operations:
Net investment income/(loss)	$(5,369)	$(16,323)
Net realized gain/(loss) on investments	170,304	(128,780)
Change in unrealized net appreciation/depreciation	656,417	167,423
Net Increase/(Decrease) in Net Assets Resulting from Operations	821,352	22,320
Capital Share Transactions:
Class A Shares	(880,592)	1,105,303
Class C Shares	5,802	161,978
Class D Shares	5,473,224	N/A
Class I Shares	(174,694)	(5,542,046)
Class N Shares	(6,316,723)	5,739,011
Class S Shares	50,010	N/A
Class T Shares	50,010	N/A
Net Increase/(Decrease) from Capital Share Transactions	(1,792,963)	1,464,246
Net Increase/(Decrease) in Net Assets	(971,611)	1,486,566
Net Assets:
Beginning of period	8,884,365	7,397,799
End of period	$7,912,754	$8,884,365

Undistributed Net Investment Income/(Loss)	$(141)	$(12,289)

(1) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(2) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(3) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

See Notes to Financial Statements.

14	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended July 31	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.14	$11.19	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	1.10	(0.01)(3)	1.22
Total from Investment Operations	1.08	(0.05)	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$12.22	$11.14	$11.19
Total Return*	9.69%	(0.45)%	11.90%
Net Assets, End of Period (in thousands)	$2,086	$2,750	$1,617
Average Net Assets for the Period (in thousands)	$2,539	$2,227	$881
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.25%	2.53%(4)	3.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.20%	1.20%
Ratio of Net Investment Income/(Loss)	(0.21)%	(0.38)%	(0.46)%
Portfolio Turnover Rate	27%	8%	12%

Class C Shares
For a share outstanding during each year or period ended July 31	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.01	$11.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.11)	(0.13)	(0.07)
Net realized and unrealized gain/(loss)	1.08	—(5)	1.21
Total from Investment Operations	0.97	(0.13)	1.14
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$11.98	$11.01	$11.14
Total Return*	8.81%	(1.17)%	11.40%
Net Assets, End of Period (in thousands)	$199	$176	$11
Average Net Assets for the Period (in thousands)	$196	$102	$11
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.99%	3.20%(4)	4.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.94%	1.95%	1.95%
Ratio of Net Investment Income/(Loss)	(0.98)%	(1.19)%	(1.00)%
Portfolio Turnover Rate	27%	8%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 18, 2014 (inception date) through July 31, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

(5) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)
Net realized and unrealized gain/(loss)	(0.05)(4)
Total from Investment Operations	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.30
Total Return*	(0.40)%
Net Assets, End of Period (in thousands)	$5,459
Average Net Assets for the Period (in thousands)	$6,202
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%
Ratio of Net Investment Income/(Loss)	(0.15)%
Portfolio Turnover Rate	27%

Class I Shares
For a share outstanding during each year or period ended July 31	2017	2016	2015(5)
Net Asset Value, Beginning of Period	$11.19	$11.21	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	—(3)	—(3)
Net realized and unrealized gain/(loss)	1.09	(0.02)(4)	1.21
Total from Investment Operations	1.10	(0.02)	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$12.29	$11.19	$11.21
Total Return*	9.83%	(0.18)%	12.10%
Net Assets, End of Period (in thousands)	$20	$180	$5,770
Average Net Assets for the Period (in thousands)	$153	$1,982	$5,376
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.93%	2.47%(6)	3.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.95%
Ratio of Net Investment Income/(Loss)	0.05%	(0.02)%	0.01%
Portfolio Turnover Rate	27%	8%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(5) Period from December 18, 2014 (inception date) through July 31, 2015.

(6) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

16	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$11.19	$11.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	(0.01)
Net realized and unrealized gain/(loss)	1.06	0.09
Total from Investment Operations	1.07	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$12.26	$11.19
Total Return*	9.56%	0.72%
Net Assets, End of Period (in thousands)	$50	$5,778
Average Net Assets for the Period (in thousands)	$4,935	$5,505
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.96%	2.06%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.95%
Ratio of Net Investment Income/(Loss)	0.07%	(0.17)%
Portfolio Turnover Rate	27%	8%

Class S Shares
For a share outstanding during the period ended July 31	2017(4)
Net Asset Value, Beginning of Period	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)
Net realized and unrealized gain/(loss)	(0.05)(5)
Total from Investment Operations	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.29
Total Return*	(0.49)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%
Ratio of Net Investment Income/(Loss)	(0.57)%
Portfolio Turnover Rate	27%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

(5) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)
Net realized and unrealized gain/(loss)	(0.05)(3)
Total from Investment Operations	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.29
Total Return*	(0.49)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%
Ratio of Net Investment Income/(Loss)	(0.33)%
Portfolio Turnover Rate	27%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

18	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Growth Opportunities Fund (formerly named Henderson US Growth Opportunities Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson U.S. Growth Opportunities Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The shareholders of the Predecessor Fund received shares of the Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Share Class Prior to Reorganization	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Share Class Issued by the Fund	New Shares Issued by the Fund
Class A	200,775	1.00	Class A	200,775
Class C	17,271	1.00	Class C	17,271
Class I	10,311	1.00	Class I	10,311
Class R6	507,425	1.00	Class N	507,425

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on June 2, 2017, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$-	$7,496,875	$7,496,875
Accumulated Net Investment Income	$-	$(14,013)	$(14,013)
Accumulated Net Realized Gain	$-	$(310,623)	$(310,623)
Net Unrealized Appreciation	$-	$1,902,887	$1,902,887
Net Assets	$-	$9,075,125	$9,075,125
Cost of Investments	$-	$7,016,490	$7,016,490

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

Janus Investment Fund	19

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in

20	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and

Janus Investment Fund	21

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Deferred Offering Costs

Costs incurred in connection with the offering and initial registration of the Predecessor Fund were deferred in conformity with accounting principles generally accepted in the United States of America and are amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by the Predecessor Fund was fully amortized to expense as of December 18, 2015.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

22	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.70
Above $2 Billion	0.65

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.70
Above $2 Billion	0.65

Janus Investment Fund	23

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Geneva Capital Management (“Geneva”) serves as subadviser to the Fund. As subadviser, Geneva provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. Geneva is an affiliate of Janus Capital through a common parent company.

Janus Capital pays Geneva a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged Geneva to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.80% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.20%, 1.95%, 0.95%, and 0.95% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services

24	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, an annual fee of 1.00% of the average daily net assets attributable to Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for

Janus Investment Fund	25

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $317,382 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended July 31, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of July 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended July 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $387,825 were paid by the Trust to the Trustees under the Deferred Plan during the year ended July 31, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

In December 2015, the Predecessor Fund’s custodian, State Street Bank and Trust Company (SSB), announced that it had identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed “out-of-pocket” (OOP) costs, during and 18-year period from 1998 until early November 2015. The issue was the result of an inaccurate billing rate that was not subsequently reviewed or adjusted. Over time, as volumes increased or costs decreased, the gap between the amount SSB charged as a pass-through expense to clients and the actual cost grew. As OOP charges are not subject to a clear fee schedule, clients largely had no ability to identify the issue. The amount of the differences in what was and what should have been charged, plus interest, was paid back to clients in July 2016 as a reimbursement. The Predecessor Fund’s Trust commenced operations in 2001 and all Predecessor Funds were impacted by this matter. SSB reimbursed the Predecessor Fund directly, which was recognized as a change in accounting estimate and was reflected as an offset to the July 31, 2016 annual period custody expense and resulted in a decrease in gross expenses incurred. Pursuant to the expense limitations, certain sub-scale funds experienced investment advisor fee waivers during the July 31, 2016 annual period. Accordingly, the reduction in the July 31, 2016 annual period custody expense was offset by a reduction in the July 31, 2016 annual period expense waivers, thereby resulting in no net expense or net asset impact. To the extent there were no July 31, 2016 annual period expense waivers, the reduction in the July 31, 2016 annual period custody expense resulted in lower net expenses and a positive net asset impact. The reduction to the July 31, 2016 custody expense was $932. The reduction to the July 31, 2016 waiver/reimbursement was $932. The net investment income and net asset impact for July 31, 2016 was $0.

26	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended July 31, 2017, Janus Distributors retained upfront sales charges of $359.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended July 31, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended July 31, 2017.

As of July 31, 2017, shares of the Fund were owned by affiliates of Janus Capital Group Inc., and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	1	1
Class I Shares	-	-
Class N Shares	100	1
Class S Shares	100	1
Class T Shares	100	1

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 15,239	$ -	$ -	$ -	$ (141)	$ 1,546,940

During the year ended July 31, 2017, capital loss carryovers of $164,215 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2017 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

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Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,304,213	$ 1,612,399	$ (65,459)	$ 1,546,940

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended July 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ (22,019)

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (23,277)	$ 17,517	$ 5,760

28	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended July 31, 2017(1)		Year ended July 31, 2016(2)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	18,942	$ 213,636	108,669	$ 1,174,521
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(95,096)	(1,094,228)	(6,277)	(69,218)
Net Increase/(Decrease)	(76,154)	$ (880,592)	102,392	$ 1,105,303
Class C Shares:
Shares sold	6,045	$ 66,766	16,029	$ 172,338
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(5,463)	(60,964)	(1,000)	(10,360)
Net Increase/(Decrease)	582	$ 5,802	15,029	$ 161,978
Class D Shares:
Shares sold	563,865	$ 6,957,625	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(120,000)	(1,484,401)	-	-
Net Increase/(Decrease)	443,865	$ 5,473,224	N/A	N/A
Class I Shares:
Shares sold	2,676	$ 28,821	15,054	$ 166,256
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(17,137)	(203,515)	(513,742)	(5,708,302)
Net Increase/(Decrease)	(14,461)	$ (174,694)	(498,688)	$(5,542,046)
Class N Shares:
Shares sold	6,195	$ 74,780	517,889	$ 5,754,182
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(518,574)	(6,391,503)	(1,438)	(15,171)
Net Increase/(Decrease)	(512,379)	$(6,316,723)	516,451	$ 5,739,011
Class S Shares:
Shares sold	4,046	$ 50,010	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	4,046	$ 50,010	N/A	N/A
Class T Shares:
Shares sold	4,046	$ 50,010	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	4,046	$ 50,010	N/A	N/A
(1)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.
(2)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,273,977	$ 4,164,177	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted

Janus Investment Fund	29

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and will not have a significant impact on the Fund.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to July 31, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson U.S. Growth Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson U.S. Growth Opportunities Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of July 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado

September 12, 2017

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the

32	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

Janus Investment Fund	33

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

34	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was July 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson U.S. Growth Opportunities Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson U.S. Growth Opportunities Fund into Janus Henderson U.S. Growth Opportunities Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson U.S. Growth Opportunities Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
766,107.500	422,087.180	68.726	0.000	0.000	422,155.906

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
55.095	0.009	0.000	0.000	55.104	99.984	0.016	0.000	0.000	100.000

[1] Shareholders of Henderson Global Funds series portfolios.

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Janus Henderson U.S. Growth Opportunities Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended July 31, 2017:

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

62	JULY 31, 2017

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	63

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	65

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Investment Fund	67

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	69

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski** 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President and Chief Compliance Officer	6/02-Present

Chief Risk Officer of Janus Henderson Investors (since 2017); Senior Vice President (since 2005) and Chief Risk Officer (since 2017) of Janus Capital Management LLC; Senior Vice President of Janus Distributors LLC (since 2005); Senior Vice President (since 2005) and Chief Compliance Officer (since 2004) of Janus Services LLC; Vice President of INTECH Investment Management LLC (since 2005) and Perkins Investment Management LLC (since 2009). Formerly, Chief Compliance Officer of Janus Capital (2000–2017); Chief Compliance Officer of Janus Distributors LLC (2002-2017) and Director of The Janus Foundation (2012-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
** Susan K. Wold replaced David R. Kowalski as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer effective September 1, 2017.

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Janus Henderson U.S. Growth Opportunities Fund

Notes

NotesPage1

Janus Investment Fund	71

Janus Henderson U.S. Growth Opportunities Fund

Notes

NotesPage2

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Notes

NotesPage3

Janus Investment Fund	73

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, INTECH and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors.  The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93083 09-17

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman), Gary A. Poliner, and William D. Stewart who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers 50 funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30, September 30 and July 31). This Form N-CSR relates to funds with July 31 fiscal year ends (the "Funds").

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $227,134 in fiscal 2017 and $0 in fiscal 2016.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $15,000 in fiscal 2017 and $0 in fiscal 2016.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $43,962 in fiscal 2017 and $0 in fiscal 2016.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2017 and $0 in fiscal 2016.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $150,102 in fiscal 2017 and $0 in fiscal 2016.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: October 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: October 5, 2017

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: October 5, 2017